UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-22509

LoCorr Investment Trust
 (Exact name of registrant as specified in charter)

261 School Avenue, 4th Floor
Excelsior, MN 55331
 (Address of principal executive offices) (Zip code)

CT Corporation System
1300 East Ninth Street
Cleveland, OH 44114
 (Name and address of agent for service)

952.767.2920
Registrant's telephone number, including area code

Date of fiscal year end: December 31, 2012

Date of reporting period:  December 31, 2012

Item 1. Reports to Stockholders.

LoCorr Managed Futures Strategy Fund

Class A (LFMAX)

Class C (LFMCX)

Class I (LFMIX)

LoCorr Long/Short Commodities Strategy Fund

Class A (LCSAX)

Class C (LCSCX)

Class I (LCSIX)

Annual Report

December 31, 2012

Shareholder Letter | 3

Letter to Shareholders

LoCorr Funds were introduced bound to the belief that offering investments with low correlation to traditional asset classes can reduce risk and increase returns in portfolios. Correlation measures the degree to which the returns of two investments move together over time. Adding low correlating investments to a portfolio of stocks and bonds has the potential to reduce risk and increase returns in a portfolio. LoCorr offers products that provide the potential for positive returns in rising or falling markets and are designed to resist correlation with traditional stock, bond and commodity investments. Although returns in our Funds (and in the sector in which the Funds compete) have been negative for the 1-year period ended December 31, 2012, we have shown low or negative correlation to traditional assets.

LoCorr Managed Futures Strategy Fund

The LoCorr Managed Futures Strategy Fund (the “Managed Futures Fund”) seeks capital appreciation as its primary investment objective with managing volatility as a secondary objective. The Managed Futures Fund attempts to achieve its objective by investing in two main strategies – a Managed Futures strategy and a Fixed Income strategy.

Managed Futures Strategy

The Managed Futures Fund invests up to 25% of its total assets into a portfolio of globally diversified managed futures positions. The Fund accesses the Millburn returns via its investment in a total return swap agreement. The Fund uses Millburn Ridgefield Corporation (“Millburn”) to execute its Managed Futures strategy as manager of the swap’s reference index. Millburn was founded in 1971 and manages about $1.9 billion in assets. The Managed Futures Fund accesses returns generated by Millburn’s Diversified Program (“MDP”), a commodity pool which commenced operations in 1977. MDP systematically invests in about 120 futures markets with long and short positions in sectors such as currencies, interest rates, stock indices and commodities (agricultural, energy and metals).

The Managed Futures strategy registered a loss for the year ended December 31, 2012 as solid gains from trading interest rate futures and smaller gains from trading stock indices were more than offset by losses in trading currencies, energy, metals and agricultural commodities.

Deleveraging in the developed world and the transition to a new growth model in the developing world, that placed less emphasis on exports and greater emphasis on domestic demand, interacted with the Banking and Sovereign stresses in Europe and fiscal dysfunction in the United States to weigh on worldwide economic activity. Important elections throughout the year periodically added to negative pressures. Throughout 2012 these negative influences were resisted by unrelenting policy easing by monetary authorities, particularly in the developed world. The Federal Reserve led the way with Operation Twist, QE3, outright open market purchases of long term treasuries and mortgage backed securities, and finally tying policy to the unemployment rate along with the inflation rate. The European Central Bank and many central banks around the world were active with various easing and other monetary actions.

Consequently, as the second half of 2012 progressed, the growth outlook brightened, albeit marginally. Improved housing statistics, a potential shale oil growth dividend, and stability in the American employment picture underpinned global investor sentiment. Chinese growth appeared to have bottomed in the third quarter, and emerging markets in general were steady to improving. Still, Europe was in recession and Japan was foundering.

Given this generally uncertain, easy money, low growth, low inflation, environment it is no surprise that long positions in many notes and bonds were profitable although trading of U.S. interest rate futures was marginally negative as losses late in the year when U.S. rates rebounded with the improving economic activity outdistanced profits from earlier in the year.

Equity futures trading was profitable as long positions produced gains in the last half of the year that were larger than the losses sustained from equity trading in the first six months. These profits likely reflected some improvement in the economic outlook as well as massive central bank liquidity injections.

In a changeable risk on/risk off environment, currency trading was volatile and unprofitable. Trading the U.S. dollar versus a variety of high yield, emerging market, and safe haven currencies was broadly unprofitable. On the other hand, short yen positions relative to the U.S. and Australian dollars during the fourth quarter benefitted from official efforts designed to weaken the yen to promote growth.

Metal prices were volatile in 2012 and generally unprofitable. Overall, trading of energy was unprofitable as economic uncertainty and Middle East ructions blocked the development of sustained trends. The Fund also incurred losses from trading agricultural futures.

4 | Shareholder Letter

Fixed Income Strategy

The Managed Futures Fund invests most of its remaining assets in a Fixed Income strategy comprised of investment grade corporate and government agency securities. Nuveen Asset Management (“Nuveen”) is the sub-adviser for this strategy. Nuveen manages over $100 billion in fixed income assets, including about $3 billion in the fixed income strategy that is most similar to the one used by the Managed Futures Fund – a short duration, high quality portfolio.

As 2012 closed, the global economy appeared to be on firmer footing for moderate growth as the threats of the U.S. fiscal stalemate, European stress and Chinese growth fears all gave signs of stabilization. With some U.S. economic data coming in better than anticipated, non-government securities such as investment grade corporate bonds, commercial mortgage backed securities, and asset backed securities performed well.

The Managed Futures Fund’s fixed income allocation was focused on the corporate and securitized sectors, allowing this portion of the portfolio to outperform its benchmark by a wide margin during the year.

The Managed Futures Fund’s fixed income emphasis has been on maintaining a high level of exposure to the corporate bond sector as we have felt that a combination of strong credit fundamentals and robust investor demand for yield from shorter duration fixed income would benefit this sector. Within the corporate sector, we have been overweight financials relative to industrials as we have been proponents of the value of financial credits based on their investment fundamentals. We also continued to be constructive on the residential and commercial mortgage sectors, maintaining a weighting of about 20% of the Fund’s Fixed Income strategy in these market segments.

Going forward, we don’t expect to make significant changes to the aggregate structure of the Managed Futures Fund’s fixed income holdings as we think the global economy, though stabilizing, will continue to require extraordinary levels of policy support. This environment should result in stable short-term interest rates and, together with solid bottom up credit fundamentals, should maintain the demand for corporates and structured product.

LoCorr Long/Short Commodities Strategy Fund

The LoCorr Long/Short Commodities Strategy Fund (the “Long/Short Commodities Fund”) completed its first year of operations. The Long/Short Commodities Fund was created to provide investors with access to a commodities futures strategy in a mutual fund structure. Historically, investors have accessed exposure to commodities in long-only funds, funds that rely on commodity price increases to generate positive returns. Of course, commodity prices don’t always appreciate and occasionally experience sharp declines. The Long/Short Commodity Fund has the ability to profit while commodity prices increase or decrease.

The Long/Short Commodities Fund’s primary investment objective is capital appreciation in rising and falling commodities markets. The Long/Short Commodities Fund attempts to achieve its investment objective by investing in two primary strategies – a Commodities strategy and a Fixed Income strategy.

Commodities Strategy

The Long/Short Commodities Fund invests up to 25% of its total assets into a portfolio of globally diversified commodity futures positions. The Fund accesses the Millburn returns via its investment in a total return swap agreement. The Fund uses Millburn to execute its Commodities strategy as manager of the swap’s reference index. The Long/Short Commodities Fund accesses returns generated by Millburn’s Commodity Program (“Milcom”), a commodity pool which commenced operations in 2005. Milcom systematically invests in about 50 futures markets with long and short positions in sectors such as energy, metals, softs, grains and livestock.

The Fund posted a loss for the year ended December 31, 2012 as uncertainties concerning worldwide growth and inflation, fiscal and monetary policies, and political events restricted the development of sustained, exploitable trends. In this environment, losses were sustained in all sectors: energy, metals, softs, grains, and livestock.

Metal prices were volatile in 2012. Generally speaking, long gold and silver trades were unprofitable, while trading industrial metals predominantly from the short side proved a losing proposition. Trading of crude oil, heating oil and London gas oil was quite unprofitable as economic uncertainty and Middle East ructions blocked the development of sustained trends. Short positions in U.K. natural gas generated losses. Meanwhile, short positions in U.S. natural gas were profitable in the wake of the shale boom in North America.

Shareholder Letter | 5

A short Arabica coffee trade was very profitable as supplies were boosted by a bumper Brazilian crop. A short cotton trade was profitable during the first half when worldwide growth was weak. Meanwhile, trading of cocoa, sugar, Robusta coffee and crude palm oil were unprofitable, more than offsetting the gains.

Grain trading was unprofitable as prices declined initially on good crop prospects, spiked in early summer as drought took hold and plunged thereafter as demand weakened. Thus trading of corn, soybeans, oats, CBT wheat, KC wheat, Minnesota wheat, and soybean oil were unprofitable. Meanwhile, long soybean meal, European rapeseed, and milling wheat positions were profitable. Livestock trading resulted in losses too.

Fixed Income Strategy

The fixed income portfolio sub-advised by Galliard Capital Management has outperformed its benchmark, the Barclays Capital 1-5 Year Government/Credit Index, by 28 basis points over the last six months of 2012.

For the period May 1, 2012 (first full month of sub-adviser’s investment activity) though December 31, 2012, outperformance of 41 basis points was driven by an overweight in non-U.S. Treasury sectors relative to the benchmark. Allocations to Agency Mortgage-Backed securities, Commercial Mortgage-Backed securities and Asset-Backed securities each had a positive impact on performance. In the credit sector, an overweight in municipals has helped performance; however, a modest underweight in corporate bonds detracted slightly from performance. Duration remains in line with the benchmark and an overweight in 5-10 year maturities has benefitted performance.

Looking ahead, Galliard will continue to invest cash flows in what we believe are high-quality fixed income assets which offer compelling relative value. This includes U.S. Government-backed issues, corporate bonds, and short maturity AAA-rated Asset-Backed and Commercial Mortgage-Backed securities. Portfolio duration will likely be kept neutral relative to the benchmark.

Thank you for investing in LoCorr Funds.

Basis Point - a unit that is equal to 1/100th of 1% and is used to denote the change in a financial instrument. Correlation measures how much the returns of two investments move together over time. Duration is a commonly used measure of the potential volatility of the price of the debt security, or the aggregate market value of a portfolio of debt securities, prior to maturity. Securities with a longer duration generally have more volatile prices than securities of comparable quality with a shorter duration.

Barclays CTA Index is an unweighted index which attempts to measure the performance of the Commodity Trading Advisor (“CTA”) industry. The Index measures the combined performance of all CTAs reporting to Barclay Trading Group who have more than 4 years past performance. Fees and transaction costs are reflected.

S&P 500 Total Return Index is a capitalization weighted unmanaged benchmark index that includes the stocks of 500 large capitalization companies in major industries. This total return index includes net dividends and is calculated by adding an indexed dividend return to the index price change for a given period.

Morningstar Long/Short Commodity Index is a fully collateralized commodity futures index that uses the momentum rule to determine if each commodity is held long, short, or flat.

The opinions expressed in the letter are those of the fund manager, are subject to change, are not guaranteed and should not be considered investment advice.

Must be preceded or accompanied by a prospectus. Fund holdings and sector allocation are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings please refer to the Schedule of Investments included in this report.

Mutual fund investing involves risk. Principal loss is possible. The Funds are non-diversified, meaning they may invest their assets in fewer individual holdings than a diversified fund. Therefore, the Funds are more exposed to individual stock volatility than a diversified fund. The Funds invest in foreign investments and foreign currencies which involve greater volatility and political, economic and currency risks and differences in accounting methods. The Funds may make short sales of securities, which involves the risk that losses may exceed the original amount invested. Investing in commodities may subject the Funds to greater risks and volatility as commodity prices may be influenced by a variety of factors including unfavorable weather, environmental factors, and changes in government regulations. The Funds may invest in derivative securities, which derive their performance from the performance of an underlying asset, index, interest rate or currency exchange rate. Derivatives can be volatile and involve various types and degrees of risks, and, depending upon the characteristics of a particular derivative, suddenly can become illiquid. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investments in Asset Backed, Mortgage Backed, and Collateralized Mortgage Backed Securities include additional risks that investors should be aware of such as credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments.

Diversification does not assure a profit nor protect against loss in a declining market.

Past performance is not a guarantee of future results.

The LoCorr Managed Futures Strategy Fund and LoCorr Long/Short Commodities Strategy Fund are distributed by Quasar Distributors, LLC.

6 | Fund Performance

LoCorr Managed Futures Strategy Fund

Average Annual Rate of Return — For the year ended December 31, 2012 (Unaudited)
	Inception Date	6 Month	1 Year	Since Inception
LoCorr Managed Futures Strategy Fund - Class A (without maximum load)	3/22/11	-0.32%	-5.98%	-7.10%
LoCorr Managed Futures Strategy Fund - Class A (with maximum load)	3/22/11	-6.08%	-11.39%	-10.15%
LoCorr Managed Futures Strategy Fund - Class C (without maximum load)	3/24/11	-0.78%	-6.77%	-7.84%
LoCorr Managed Futures Strategy Fund - Class I	3/24/11	-0.20%	-5.75%	-6.89%
Barclay CTA Index		-1.22%	-1.65%	-2.37%1
S&P 500 Index		5.95%	16.00%	7.27%2

$100,000 investment in the
LoCorr Managed Futures Strategy Fund – Class I
For the period ended December 31, 2012 (Unaudited)

This chart illustrates the performance of a hypothetical $100,000 investment made in the Fund since inception. Assumes reinvestment of dividends and capital gains, but does not reflect the effect of any applicable sales charge or redemption fees. This chart does not imply any future performance.

Performance data represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1.855.LCFUNDS, or visiting www.LoCorrFunds.com.

Performance data shown reflects the Class A maximum sales charge of 5.75% and reflects the Class C Contingent Deferred Sales Charge (CDSC) of 1.00%. Performance of the Class A without load does not reflect the deduction of the sales load or fee. If reflected, the load or fee would reduce the performance quoted.

The Fund imposes a 1.00% redemption fee on shares held for less than 30 days. Performance data does not reflect the redemption fee. If it had, return would be reduced.

The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks which represent all major industries.

The Barclay CTA Index is a leading industry benchmark of representative performance of commodity trading advisors.

One cannot invest directly in an index.

1 Since inception return as of March 31, 2011.
2 Since inception return as of March 24, 2011.

LoCorr Long/Short Commodities Strategy Fund

Average Annual Rate of Return — For the year ended December 31, 2012 (Unaudited)
	Inception Date	6 Month	1 Year	Since Inception
LoCorr Long/Short Commodities Strategy Fund - Class A (without maximum load)	1/1/12	-11.43%	-16.30%	-16.30%
LoCorr Long/Short Commodities Strategy Fund - Class A (with maximum load)	1/1/12	-16.55%	-21.11%	-21.11%
LoCorr Long/Short Commodities Strategy Fund - Class C (without maximum load)	1/1/12	-11.71%	-17.10%	-17.10%
LoCorr Long/Short Commodities Strategy Fund - Class I	1/1/12	-11.42%	-16.20%	-16.20%
Morningstar Long/Short Commodity Index		-9.19%	-11.37%	-11.37%1
Barclay CTA Index		-1.22%	-1.65%	-1.65%1
S&P 500 Index		5.95%	16.00%	16.00%1

$100,000 investment in the
LoCorr Long/Short Commodities Strategy Fund – Class I
For the period ended December 31, 2012 (Unaudited)

This chart illustrates the performance of a hypothetical $100,000 investment made in the Fund since inception. Assumes reinvestment of dividends and capital gains, but does not reflect the effect of any applicable sales charge or redemption fees. This chart does not imply any future performance.

Performance data represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1.855.LCFUNDS, or visiting www.LoCorrFunds.com.

Performance data shown reflects the Class A maximum sales charge of 5.75% and reflects the Class C Contingent Deferred Sales Charge (CDSC) of 1.00%. Performance of the Class A without load does not reflect the deduction of the sales load or fee. If reflected, the load or fee would reduce the performance quoted.

The Fund imposes a 1.00% redemption fee on shares held for less than 30 days. Performance data does not reflect the redemption fee. If it had, return would be reduced.

The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks which represent all major industries.

The Morningstar Long/Short Commodity Index is a fully collateralized commodity futures index that uses the momentum rule to determine if each commodity is held long, short, or flat.

The Barckay CTA Index is a leading industry benchmark of representative performance of commodity trading advisors.

One cannot invest directly in an index.

1 Since inception returns as of January 1, 2012.

LoCorr Managed Futures Strategy Fund - Consolidated Schedule of Investments | 7

LoCorr Managed Futures Strategy Fund

Consolidated Portfolio Composition
As of December 31, 20121 (Unaudited)

1 As a percentage of total investments.

Consolidated Schedule of Investments
December 31, 2012

	Principal Amount	Value
ASSET BACKED SECURITIES - 10.26%
AEP Texas Central Transition Funding, LLC, 0.880%, 12/1/2018	$887,194	$893,643
AH Mortgage Advance Co. Ltd., 3.720%, 3/13/2044 (Acquired 01/20/2012, Cost $499,988) (a)(b)	500,000	507,500
AH Mortgage Servicer Advance Revolving Trust 1
2.230%, 5/10/2043 (Acquired 05/03/2012, 06/04/2012 and 10/11/2012, Cost $1,100,259) (a)	1,100,000	1,100,770
3.370%, 5/10/2043 (Acquired 12/27/2011 and 8/28/2012, Cost $956,718) (a)	958,000	958,000
AH Mortgage Servicer Advance Revolving Trust 2, 3.270%, 9/15/2043 (Acquired 05/09/2012, Cost $502,346) (a)	500,000	505,606
Ally Auto Receivables Trust 2010-1, 2.300%, 12/15/2014	1,100,000	1,111,037
Ally Auto Receivables Trust 2011-2, 1.180%, 4/15/2015	289,423	290,531
Ally Auto Receivables Trust 2012-3, 0.700%, 1/15/2015	1,500,000	1,502,575
American Express Credit Account Master Trust
1.464%, 3/15/2017	150,000	153,007
0.680%, 3/15/2018	2,500,000	2,507,990
AmeriCredit Automobile Receivables Trust 2011-4, 0.920%, 3/9/2015	413,867	414,371
Atlantic City Electric Transition Funding, LLC, 4.910%, 7/20/2017	127,052	133,709
BA Credit Card Trust, 0.266%, 9/15/2016	1,000,000	1,000,016
Bank of America Auto Trust 2010-2, 1.310%, 7/15/2014	14,560	14,571
BMW Vehicles Owner Trust, 0.630%, 2/25/2014	145,249	145,297
Cabela’s Master Credit Card Trust
0.909%, 9/17/2018 (Acquired 12/27/2012, Cost $1,796,702) (a)	1,775,000	1,792,134
1.630%, 2/18/2020 (Acquired 05/08/2012 and 7/23/2012, Cost $1,520,689) (a)	1,500,000	1,537,835
Capital One Multi-Asset Execution Trust
0.266%, 1/15/2016	355,000	354,992
5.050%, 2/15/2016	880,000	892,174
CenterPoint Energy Transition Bond Co., LLC
0.901%, 4/15/2018	2,242,449	2,260,389
3.460%, 8/15/2019	600,000	660,754
Chase Issuance Trust
4.650%, 3/15/2015	900,000	908,001
0.790%, 6/15/2017	2,250,000	2,264,452
Detroit Edison Securitization Funding, LLC, 6.420%, 3/1/2015	40,618	41,029

The accompanying notes are an integral part of these consolidated financial statements.

8 | LoCorr Managed Futures Strategy Fund - Consolidated Schedule of Investments (continued)

	Principal Amount	Value
Discover Card Master Trust
0.856%, 9/15/2015	$214,000	$214,233
0.419%, 11/16/2015	320,000	320,216
5.650%, 12/15/2015	870,000	891,113
0.419%, 3/15/2017	1,000,000	1,002,987
0.810%, 8/15/2017	700,000	705,280
Dryrock Issuance Trust, 0.640%, 8/15/2018	1,500,000	1,499,916
DT Auto Owner Trust 2011-3, 1.400%, 8/15/2014 (Acquired 11/02/2011 and 2/17/2012, Cost $291,600) (a)	291,540	291,779
Entergy Louisiana Investment Recovery Funding I, LLC, 2.040%, 9/1/2023	1,271,004	1,323,233
Entergy Texas Restoration Funding, LLC, 2.120%, 2/1/2016	1,558,461	1,585,078
Ford Credit Auto Lease Trust, 0.740%, 9/15/2013	66,682	66,703
Ford Credit Auto Owner Trust
6.070%, 5/15/2014	74,179	74,626
4.500%, 7/15/2014	178,143	180,018
4.430%, 11/15/2014	98,858	100,334
FPL Recovery Funding, LLC., 5.044%, 8/1/2015	159,240	161,489
GE Capital Credit Card Master Note Trust, 0.756%, 1/15/2017	250,000	251,255
Gracechurch Card Funding PLC, 0.906%, 2/15/2017 (Acquired 03/02/2012, Cost $1,250,000) (a)(b)	1,250,000	1,261,440
HLSS Servicer Advance Receivables Backed Notes, 1.340%, 10/15/2043 (Acquired 10/10/2012, Cost $999,939) (a)	1,000,000	1,002,500
Hyundai Auto Receivables Trust
0.293%, 7/15/2013	595,941	596,097
0.590%, 3/17/2014	50,490	50,495
Newcastle Investment Trust, 2.450%, 12/10/2033 (Acquired 10/24/2012, Cost $574,006) (a)	567,910	581,656
Nissan Auto Lease Trust 2010-B, 1.270%, 10/15/2016	350,000	351,008
Nissan Auto Lease Trust 2011-A, 0.700%, 1/15/2014	155,601	155,645
Penarth Master Issuer PLC, 0.859%, 5/18/2015 (Acquired 08/29/2012, Cost $1,602,096) (a)(b)	1,600,000	1,602,035
Porsche Financial Auto Securitization Trust, 1.190%, 12/17/2018 (Acquired 12/13/2011, Cost $752,303) (a)	750,000	756,724
PSE&G Transition Funding LLC, 6.610%, 6/15/2015	192,913	196,907
Santander Drive Auto Receivables Trust 2011-1, 1.280%, 1/15/2015	1,300,000	1,303,957
Santander Drive Auto Receivables Trust 2011-3, 1.110%, 8/15/2014	303,262	303,690
SMART Trust, 1.059%, 10/14/2014 (Acquired 03/14/2012 and 06/27/2012, Cost $994,826) (a)(b)	993,617	995,808
Toyota Auto Receivables 2010-B Owner Trust, 1.040%, 2/18/2014	32,715	32,744
Volkswagen Auto Lease Trust, 0.990%, 11/20/2013	34,862	34,879
United States Small Business Administration, 5.725%, 9/10/2018	195,447	218,301
World Omni Auto Receivables Trust
5.120%, 5/15/2014	52,931	53,322
2.210%, 5/15/2015	663,086	669,211
TOTAL ASSET BACKED SECURITIES (Cost $40,596,655)		40,785,062

CORPORATE BONDS - 31.74%
Administrative and Support and Waste Management and Remediation Services - 0.49%
Tyco International Finance SA, 3.375%, 10/15/2015 (b)	1,000,000	1,060,737
Waste Management, Inc., 2.600%, 9/1/2016	840,000	879,958
		1,940,695
Construction - 0.28%
Transocean, Inc., 5.050%, 12/15/2016 (b)	1,000,000	1,113,422

Finance and Insurance - 14.56%
Aflac, Inc., 2.650%, 2/15/2017	1,000,000	1,051,221
Allstate Corp., 6.200%, 5/16/2014	200,000	214,789
American Express Credit Corp.
1.750%, 6/12/2015	480,000	490,053
2.800%, 9/19/2016	1,000,000	1,058,045
American International Group, Inc., 4.250%, 9/15/2014	1,020,000	1,074,467
Australia & New Zealand Banking Group, Ltd., 2.400%, 11/23/2016 (Acquired 11/15/2011, Cost $995,930) (a)(b)	1,000,000	1,051,800
Bank of America Corp., 4.500%, 4/1/2015	3,165,000	3,373,656
Bank of Montreal, 1.300%, 10/31/2014 (Acquired 10/26/2011, Cost $819,787) (a)(b)	820,000	833,038
Barclays Bank PLC, 5.000%, 9/22/2016 (b)	1,000,000	1,120,887
BAT International Finance PLC, 2.125%, 6/7/2017 (Acquired 06/06/2012, Cost $995,160) (a)(b)	1,000,000	1,024,660
BB&T Corp., 5.700%, 4/30/2014	650,000	692,773
Berkshire Hathaway, Inc., 2.200%, 8/15/2016	860,000	897,313
BP Capital Markets PLC, 0.910%, 3/11/2014 (b)(c)	300,000	301,690
Capital One Financial Corp., 6.150%, 9/1/2016	1,000,000	1,144,020
Caterpillar Financial Services Corp., 1.100%, 5/29/2015	950,000	957,888
Citigroup, Inc.
4.587%, 12/15/2015	1,965,000	2,145,289
6.125%, 11/21/2017	1,000,000	1,190,157

The accompanying notes are an integral part of these consolidated financial statements.

LoCorr Managed Futures Strategy Fund - Consolidated Schedule of Investments (continued) | 9

	Principal Amount	Value
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, 3.375%, 1/19/2017 (b)	$1,000,000	$1,074,286
Credit Agricole SA, 3.000%, 10/1/2017 (Acquired 10/01/2012, Cost $1,504,724) (a)(b)	1,500,000	1,536,090
Credit Suisse, 5.500%, 5/1/2014 (b)	455,000	484,117
Daimler Finance North America, LLC, 2.300%, 1/9/2015 (Acquired 01/04/2012 and 04/10/2012, Cost $1,006,504) (a)	1,000,000	1,024,049
Deutsche Bank AG, 6.000%, 9/1/2017 (b)	1,000,000	1,199,035
Fifth Third Bancorp
3.625%, 1/25/2016	255,000	272,448
4.500%, 6/1/2018	1,000,000	1,110,455
Ford Motor Credit Co. LLC, 2.750%, 5/15/2015	1,500,000	1,530,855
General Electric Capital Corp.
3.750%, 11/14/2014	965,000	1,017,551
2.300%, 4/27/2017	615,000	637,682
5.625%, 5/1/2018	1,500,000	1,781,301
Goldman Sachs Group, Inc.
1.312%, 2/7/2014 (c)	300,000	300,877
3.625%, 2/7/2016	3,000,000	3,175,569
Hartford Financial Services Group, Inc., 4.000%, 3/30/2015	1,000,000	1,056,686
Health Care REIT, Inc., 4.125%, 4/1/2019	1,500,000	1,613,640
ING Bank NV, 3.750%, 3/7/2017 (Acquired 02/29/2012 and 10/23/2012, Cost $1,538,924) (a)(b)	1,500,000	1,594,155
John Deere Capital Corp., 0.875%, 4/17/2015	1,000,000	1,004,397
KeyCorp, 3.750%, 8/13/2015	350,000	374,546
Morgan Stanley
4.100%, 1/26/2015	1,565,000	1,631,076
0.775%, 10/18/2016 (c)	1,000,000	950,635
National Rural Utilities Cooperative Finance Corp., 1.900%, 11/1/2015	500,000	515,758
Nordea Bank AB, 2.250%, 3/20/2015 (Acquired 04/10/2012, Cost $501,929) (a)(b)	500,000	512,168
PNC Funding Corp., 3.625%, 2/8/2015	500,000	529,304
Private Export Funding Corp.
4.550%, 5/15/2015	750,000	824,370
1.375%, 2/15/2017	780,000	801,937
Prudential Covered Trust 2012-1, 2.997%, 9/30/2015 (Acquired 03/27/2012 and 04/19/2012, Cost $1,268,297) (a)	1,263,500	1,310,265
Royal Bank of Scotland Group PLC, 2.550%, 9/18/2015 (b)	1,000,000	1,023,410
SABMiller Holdings, Inc., 1.850%, 1/15/2015 (Acquired 01/10/2012 and 06/30/2012, Cost $739,177) (a)	735,000	749,470
Simon Property Group LP
4.200%, 2/1/2015	295,000	312,848
5.875%, 3/1/2017	1,000,000	1,183,995
Toyota Motor Credit Corp., 1.750%, 5/22/2017	790,000	808,984
UBS AG, 5.875%, 12/20/2017 (b)	1,500,000	1,785,388
Ventas Realty LP / Ventas Capital Corp., 3.125%, 11/30/2015	1,000,000	1,054,233
Vornado Realty LP, 4.250%, 4/1/2015	815,000	861,466
Wellpoint, Inc., 1.875%, 1/15/2018	1,250,000	1,265,524
Wells Fargo & Co.
1.500%, 7/1/2015	1,250,000	1,271,536
3.676%, 6/15/2016 (c)	1,000,000	1,081,104
		57,882,956
Health Care and Social Assistance - 0.48%
Catholic Health Initiatives, 1.600%, 11/1/2017	1,900,000	1,920,330

Information - 2.30%
AT&T, Inc., 2.500%, 8/15/2015	870,000	907,043
DIRECTV Holdings LLC / DIRECTV Financing Co., Inc., 3.550%, 3/15/2015	500,000	525,978
DIRECTV Holdings LLC / DIRECTV Financing Co., Inc., 3.125%, 2/15/2016	500,000	523,615
NBCUniversal Media, LLC, 3.650%, 4/30/2015	1,000,000	1,063,815
News America, Inc., 5.300%, 12/15/2014	700,000	760,810
Qwest Corp., 7.500%, 10/1/2014	300,000	328,347
Time Warner Cable, Inc., 6.750%, 7/1/2018	1,500,000	1,873,775
Verizon Communications, Inc., 0.700%, 11/2/2015	1,250,000	1,250,314
Vodafone Group PLC, 5.000%, 9/15/2015 (b)	1,000,000	1,109,365
Xstrata Finance Canada, Ltd., 3.600%, 1/15/2017 (Acquired 02/14/2012, Cost $779,715) (a)(b)	750,000	789,834
		9,132,896
Management of Companies and Enterprises - 0.98%
BHP Billiton Finance USA, Ltd., 1.000%, 2/24/2015 (b)	1,000,000	1,007,409
Ingersoll-Rand Global Holding Co., Ltd., 9.500%, 4/15/2014 (b)	500,000	553,353
JPMorgan Chase & Co., 5.150%, 10/1/2015	2,105,000	2,313,705
		3,874,467
Manufacturing - 6.95%
AbbVie, Inc., 1.200%, 11/6/2015 (Acquired 11/05/2012, Cost $1,229,176) (a)	1,230,000	1,238,218

The accompanying notes are an integral part of these consolidated financial statements.

10 | LoCorr Managed Futures Strategy Fund - Consolidated Schedule of Investments (continued)

	Principal Amount	Value
Anheuser-Busch Cos LLC, 5.050%, 10/15/2016	$500,000	$572,062
Boeing Cap Corp., 2.900%, 8/15/2018	1,250,000	1,347,695
Cameron International Corp., 1.600%, 4/30/2015	1,000,000	1,010,266
Cisco Systems, Inc., 1.625%, 3/14/2014	725,000	735,849
ConAgra Foods, Inc., 5.875%, 4/15/2014	1,135,000	1,207,609
Covidien International Finance SA, 1.350%, 5/29/2015 (b)	1,000,000	1,013,532
Dow Chemical Co., 2.500%, 2/15/2016	800,000	831,067
Dr. Pepper Snapple Group, Inc., 2.900%, 1/15/2016	1,000,000	1,053,675
Eastman Chemical Co., 2.400%, 6/1/2017	1,000,000	1,033,243
Genentech, Inc., 4.750%, 7/15/2015	300,000	330,846
General Mills, Inc., 1.550%, 5/16/2014	500,000	506,460
Heineken NV, 1.400%, 10/1/2017 (Acquired 10/02/2012, Cost $996,700) (a)(b)	1,000,000	996,981
Hershey Co., 1.500%, 11/1/2016	1,000,000	1,020,016
Hewlett-Packard Co., 3.750%, 12/1/2020	1,500,000	1,453,348
Intel Corp., 1.950%, 10/1/2016	750,000	774,828
International Business Machines Corp., 0.875%, 10/31/2014	800,000	806,742
Kellogg Co., 3.250%, 5/21/2018	1,500,000	1,633,956
Medtronic, Inc., 3.000%, 3/15/2015	450,000	472,847
Merck & Co., Inc., 2.250%, 1/15/2016	300,000	313,461
Mondelez International, Inc., 6.500%, 8/11/2017	740,000	903,823
Novartis Capital Corp., 2.900%, 4/24/2015	1,000,000	1,051,257
Procter & Gamble Co., 1.450%, 8/15/2016	800,000	815,161
Reynolds American, Inc., 1.050%, 10/30/2015	800,000	799,753
St. Jude Medical, Inc., 3.750%, 7/15/2014	500,000	523,601
Teva Pharmaceutical Finance III BV, 1.700%, 3/21/2014 (b)	450,000	456,315
Thermo Fisher Scientific, Inc., 2.250%, 8/15/2016	1,150,000	1,190,700
Total Capital SA, 2.300%, 3/15/2016 (b)	350,000	363,650
Tyco Electronics Group SA, 1.600%, 2/3/2015 (b)	335,000	339,961
Viacom, Inc., 4.375%, 9/15/2014	200,000	211,903
Volkswagen International Finance NV, 1.625%, 3/22/2015 (Acquired 03/19/2012, Cost $782,739) (a)(b)	785,000	795,707
Watson Pharmaceuticals, Inc., 1.875%, 10/1/2017	1,500,000	1,519,724
Wyeth, LLC, 5.500%, 2/1/2014	300,000	316,266
		27,640,522
Mining, Quarrying, and Oil and Gas Extraction - 1.96%
Anadarko Petroleum Corp., 6.375%, 9/15/2017	1,000,000	1,194,495
Cliffs Natural Resources, Inc., 3.950%, 1/15/2018	1,000,000	1,006,483
Ensco PLC, 3.250%, 3/15/2016 (b)	1,075,000	1,139,926
Freeport-McMoRan Copper & Gold, Inc., 1.400%, 2/13/2015	415,000	414,130
Noble Holding International, Ltd., 3.450%, 8/1/2015 (b)	1,150,000	1,211,841
Occidental Petroleum Corp., 1.500%, 2/15/2018	425,000	430,457
Petrobras International Finance Co., 2.875%, 2/6/2015 (b)	830,000	851,659
Rio Tinto Finance USA PLC, 1.625%, 8/21/2017 (b)	1,505,000	1,523,791
		7,772,782
Professional, Scientific, and Technical Services - 0.71%
Asciano Finance, Ltd., 3.125%, 9/23/2015 (Acquired 05/24/2012, Cost $998,750) (a)(b)	1,000,000	1,024,264
Computer Sciences Corp., 2.500%, 9/15/2015	750,000	764,742
Vivendi SA, 2.400%, 4/10/2015 (Acquired 04/03/2012 and 04/10/2012, Cost $1,002,097) (a)(b)	1,000,000	1,019,974
		2,808,980
Real Estate and Rental and Leasing - 0.23%
Penske Truck Leasing Co. LP / PTL Finance Corp., 3.125%, 5/11/2015 (Acquired 05/14/2012, Cost $906,977) (a)	900,000	918,306

Retail Trade - 1.58%
eBay, Inc., 1.350%, 7/15/2017	1,000,000	1,011,646
Express Scripts Holding Co., 3.500%, 11/15/2016 (Acquired 06/27/2012, Cost $1,050,786) (a)	1,000,000	1,069,165
Home Depot, Inc., 5.400%, 3/1/2016	850,000	971,054
Phillips 66, 2.950%, 5/1/2017 (Acquired 03/07/2012 and 08/23/2012, Cost $1,523,056) (a)	1,500,000	1,589,756
Sherwin Williams Co., 1.350%, 12/15/2017	1,640,000	1,636,397
		6,278,018
Transportation and Warehousing - 0.13%
United Parcel Service, Inc., 3.875%, 4/1/2014	500,000	521,027

Utilities - 1.09%
Duke Energy Corp., 3.950%, 9/15/2014	400,000	421,222
Exelon Generation Co., LLC, 5.200%, 10/1/2019	1,500,000	1,700,463
McDonald’s Corp., 1.875%, 5/29/2019	1,000,000	1,017,531

The accompanying notes are an integral part of these consolidated financial statements.

LoCorr Managed Futures Strategy Fund - Consolidated Schedule of Investments (continued) | 11

	Principal Amount	Value
MidAmerican Energy Co., 4.650%, 10/1/2014	$150,000	$160,115
Sempra Energy, 2.300%, 4/1/2017	1,000,000	1,038,379
		4,337,710
TOTAL CORPORATE BONDS (Cost $123,737,901)		126,142,111

MORTGAGE BACKED SECURITIES - 18.13%
Bear Stearns Commercial Mortgage Securities
5.712%, 9/11/2038	2,235,000	2,558,429
5.405%, 12/11/2040	2,250,000	2,505,699
CD 2005-CD1 Commercial Mortgage Trust, 5.219%, 7/15/2044	255,000	282,990
Citigroup Commercial Mortgage Trust, 1.813%, 9/10/2045	3,500,000	3,606,880
COMM 2012-CCRE2 Mortgage Trust, 0.824%, 8/15/2045	2,743,269	2,751,705
COMM 2012-CCRE4 Mortgage Trust, 1.801%, 10/15/2045	2,000,000	2,057,538
COMM 2012-LC4 Mortgage Trust, 1.156%, 12/10/2044	850,271	858,136
DBUBS Mortgage Trust, 3.642%, 8/10/2044	1,990,000	2,165,128
Fannie Mae Pool
2.670%, 1/1/2016	387,329	394,993
3.500%, 2/1/2021	172,164	182,686
3.500%, 6/1/2021	230,070	244,131
3.000%, 8/1/2021	611,360	645,577
3.000%, 9/1/2021	695,682	734,619
3.000%, 11/1/2021	1,316,705	1,390,400
3.500%, 12/1/2025	897,185	952,296
3.500%, 9/1/2026	880,755	934,857
2.500%, 8/1/2027	3,890,871	4,071,634
2.954%, 10/1/2033	1,945,193	2,086,599
Fannie Mae-Aces
3.400%, 7/25/2019	770,757	829,102
1.166%, 12/25/2019	2,144,548	2,175,371
FDIC Commercial Mortgage Trust 2011-C1, 1.840%, 4/25/2031 (Acquired 06/06/2012, Cost $731,786) (a)	726,709	736,330
FDIC Commercial Mortgage Trust 2012-C1, 0.841%, 5/25/2035 (Acquired 05/10/2012, Cost $1,570,266) (a)	1,570,266	1,571,037
FDIC Structured Sale Guaranteed Notes
0.720%, 12/4/2020 (Acquired 02/24/2012, Cost $810,486) (a)	805,803	812,098
3.250%, 4/25/2038 (Acquired 03/01/2012, Cost $1,101,272) (a)	1,078,074	1,140,401
0.760%, 2/25/2048 (Acquired 11/18/2011, Cost $799,496) (a)	800,747	802,349
FHLMC Multifamily Structured Pass Through Certificates
1.873%, 1/25/2018	694,903	717,069
1.560%, 10/25/2018	1,702,848	1,746,458
Fosse Master Issuer PLC, 1.725%, 10/18/2054 (Acquired 09/30/2011 and 06/27/2012, Cost $1,348,895) (a)(b)	1,347,637	1,366,446
Freddie Mac REMICS, 2.500%, 2/15/2026	102,733	105,183
Greenwich Capital Commercial Funding Corp., 5.736%, 12/10/2049	1,250,000	1,473,505
GS Mortgage Securities Corp. II
4.751%, 7/10/2039	250,000	269,637
3.849%, 12/10/2043 (Acquired 04/11/2012, Cost $1,520,976) (a)	1,425,293	1,552,101
2.999%, 8/10/2044	1,715,000	1,832,286
Holmes Master Issuer PLC, 1.954%, 10/15/2054 (Acquired 01/18/2012, Cost $1,000,000) (a)(b)	1,000,000	1,023,825
JP Morgan Chase Commercial Mortgage Securities Corp.
3.853%, 6/15/2043 (Acquired 12/30/2011, Cost $1,517,215) (a)	1,449,351	1,539,983
2.749%, 11/15/2043 (Acquired 11/11/2011, Cost $884,825) (a)	875,711	916,297
5.200%, 12/15/2044	250,000	278,643
1.875%, 2/15/2046 (Acquired 09/20/2011, Cost $725,436) (a)	721,503	733,512
5.447%, 6/12/2047	470,419	486,509
5.794%, 2/12/2051	1,400,000	1,667,935
Morgan Stanley Capital I Trust 2008-TOP29, 6.275%, 1/11/2043	1,250,000	1,532,040
Morgan Stanley Capital I Trust 2011-C1, 3.884%, 9/15/2047 (Acquired 09/20/2011 and 6/28/2012, Cost $2,278,786) (a)	2,150,000	2,332,032
Morgan Stanley Capital I Trust 2011-C3, 2.178%, 7/15/2049	988,222	1,015,342
Motel 6 Trust, 1.948%, 10/5/2025 (Acquired 11/2/2012, Cost $1,999,992) (a)	2,000,000	2,014,944
NCUA Guaranteed Notes Trust 2010-R1, 0.663%, 10/7/2020	181,066	181,745
NCUA Guaranteed Notes Trust 2010-R2, 0.578%, 11/6/2017	3,071,170	3,077,896
NCUA Guaranteed Notes Trust 2011-R1, 0.658%, 1/8/2020	125,279	125,396
NCUA Guaranteed Notes Trust 2011-R2, 0.608%, 2/6/2020	1,555,622	1,559,029
NCUA Guaranteed Notes Trust 2011-R3, 0.607%, 3/11/2020	4,169,613	4,190,461
Springleaf Mortgage Loan Trust, 1.570%, 12/25/2059 (Acquired 10/18/2012, Cost $961,105) (a)	961,232	966,639
WF-RBS Commercial Mortgage Trust, 0.673%, 11/15/2045	1,948,574	1,948,544
WIMC Capital Trust, 4.549%, 10/16/2050 (Acquired 06/21/2012, Cost $939,430) (a)	939,439	939,148

TOTAL MORTGAGE BACKED SECURITIES (Cost $71,168,993)		72,083,590

The accompanying notes are an integral part of these consolidated financial statements.

12 | LoCorr Managed Futures Strategy Fund - Consolidated Schedule of Investments (continued)

	Principal Amount	Value
MUNICIPAL BONDS - 2.05%
Louisiana Local Government Environmental Facilities & Community Development Authority, 1.520%, 2/1/2018	$1,460,853	$1,474,877
Metropolitan Council, (Minneapolis - St. Paul Metropolitan Area), State of Minnesota,1.200%, 9/1/2017	2,020,000	2,038,160
Metropolitan Government of Nashville & Davidson County, TN, 1.207%, 7/1/2017	1,500,000	1,504,200
Port of Seattle, WA, 0.883%, 11/1/2013	1,500,000	1,505,220
State of Ohio, 3.328%, 8/1/2017	1,500,000	1,640,175

TOTAL MUNICIPAL BONDS (Cost $8,147,359)		8,162,632

FOREIGN GOVERNMENT BONDS - 0.60%
Hydro-Quebec, 2.000%, 6/30/2016 (b)	900,000	937,800
Province of Ontario Canada
2.950%, 2/5/2015 (b)	380,000	399,398
1.600%, 9/21/2016 (b)	1,000,000	1,031,817

TOTAL FOREIGN GOVERNMENT BONDS (Cost $2,309,692)		2,369,015

U.S. GOVERNMENT AGENCY ISSUES - 11.98%
Federal Home Loan Banks
0.500%, 8/28/2013	1,500,000	1,503,151
5.250%, 9/13/2013	2,000,000	2,070,186
0.375%, 11/27/2013	6,500,000	6,511,427
Federal Home Loan Mortgage Corp.
3.500%, 5/29/2013	1,100,000	1,115,264
0.875%, 10/28/2013	3,650,000	3,670,830
1.000%, 8/20/2014	8,000,000	8,093,344
1.000%, 8/27/2014	3,000,000	3,038,814
0.500%, 4/17/2015	4,000,000	4,018,636
1.750%, 9/10/2015	1,000,000	1,036,637
2.000%, 8/25/2016	1,500,000	1,578,654
Federal National Mortgage Association
0.750%, 12/18/2013	2,250,000	2,262,960
2.500%, 5/15/2014	1,500,000	1,546,493
0.625%, 10/30/2014	1,060,000	1,066,606
0.750%, 12/19/2014	3,500,000	3,531,052
2.375%, 7/28/2015	1,000,000	1,051,357
0.625%, 2/22/2016	5,000,000	5,003,420
1.250%, 9/28/2016	525,000	538,621

TOTAL U.S. GOVERNMENT AGENCY ISSUES (Cost $47,465,983)		47,637,452

MONEY MARKET FUNDS - 5.07%	Shares
Fidelity Institutional Money Market Portfolio - Class I , 0.14% (d)	20,169,182	20,169,182

TOTAL MONEY MARKET FUNDS (Cost $20,169,182)		20,169,182

TOTAL INVESTMENTS (Cost $313,595,765) - 79.83%		317,349,044
Other Assets in Excess of Liabilities - 20.17% (e)		80,182,968
TOTAL NET ASSETS - 100.00%		$397,532,012

(a) Restricted security as defined in Rule 144(a) under the Securities Act of 1933 and determined to be liquid. Purchased in a private placement transaction; resale to the public may require registration or may extend only to qualified institutional buyers. At December 31, 2012, the value of these securities totals $50,418,829, which represents 12.68% of total net assets.
(b) Foreign issued security.
(c) Variable rate security. The rate reported is the rate in effect as of December 31, 2012.
(d) The rate quoted is the annualized seven-day effective yield as of December 31, 2012.
(e) Includes assets pledged as collateral for swap contracts.

The accompanying notes are an integral part of these consolidated financial statements.

LoCorr Managed Futures Strategy Fund - Consolidated Schedule of Swap Contracts | 13

Consolidated Schedule of Swap Contracts
December 31, 2012

LONG TOTAL RETURN SWAP CONTRACTS
This investment is a holding of LCMFS Fund Limited. See Note 1.

			Unrealized
Termination Date	Reference Index	Notional	Depreciation*	Counterparty
12/20/2017	LoCorr Managed Futures Index	$400,000,000	$(1,825,200)	Deutsche Bank AG

*Unrealized depreciation is a payable on the consolidated statement of assets and liabilities.

The accompanying notes are an integral part of these consolidated financial statements.

14 | LoCorr Long/Short Commodities Strategy Fund - Consolidated Schedule of Investments

LoCorr Long/Short Commodities Strategy Fund

Consolidated Portfolio Composition
As of December 31, 20121 (Unaudited)

1 As a percentage of total investments.

Consolidated Schedule of Investments
December 31, 2012

	Principal Amount	Value
ASSET BACKED SECURITIES - 5.42%
Ally Auto Receivables Trust, 0.620%, 3/15/2017	$50,000	$50,040
Ally Auto Receivables Trust 2012-4, 0.590%, 1/17/2017	25,000	24,981
Ally Auto Receivables Trust 2012-SN1, 0.510%, 12/22/2014	25,000	25,020
AmeriCredit Automobile Receivables Trust
0.510%, 1/8/2016	35,000	34,999
0.670%, 6/8/2017	25,000	25,008
AmeriCredit Automobile Receivables Trust 2012-3, 0.710%, 12/8/2015	25,000	25,043
Bank of America Auto Trust 2012-1, 0.780%, 6/15/2016	10,000	10,044
CarMax Auto Owner Trust, 0.520%, 7/17/2017	25,000	24,992
CNH Equipment Trust
0.860%, 9/15/2017	15,000	15,090
0.570%, 12/15/2017	25,000	25,004
0.650%, 4/16/2018	50,000	49,970
GE Equipment Midticket LLC, 0.600%, 5/23/2016	25,000	25,026
GE Equipment Small Ticket LLC Series 2012-1, 1.040%, 9/21/2015 (Acquired 05/22/2012, Cost $14,997) (a)	15,000	15,067
GE Equipment Transportation LLC, 0.620%, 7/25/2016	30,000	30,034
Honda Auto Receivables Owner Trust, 0.520%, 8/18/2016	25,000	25,019
Hyundai Auto Receivables Trust, 0.620%, 9/15/2016	25,000	25,043
Mercedes-Benz Auto Receivables Trust, 0.370%, 3/16/2015	25,000	25,010
Navistar Financial 2012-A Owner Trust, 0.850%, 3/18/2015 (Acquired 06/20/2012, Cost $25,000) (a)	25,000	25,027
Santander Drive Auto Receivables Trust 2012-4, 0.790%, 8/17/2015	25,000	25,051
Santander Drive Auto Receivables Trust 2012-5, 0.570%, 12/15/2015	25,000	25,024
United States Small Business Administration, 2.090%, 11/1/2032	25,000	25,354
World Omni Auto Receivables Trust
0.640%, 2/15/2017	25,000	25,127
0.610%, 6/15/2017	25,000	25,002

TOTAL ASSET BACKED SECURITIES (Cost $604,935)		605,975

The accompanying notes are an integral part of these consolidated financial statements.

LoCorr Long/Short Commodities Strategy Fund - Consolidated Schedule of Investments (continued) | 15

	Principal Amount	Value
CORPORATE BONDS - 13.49%
Construction - 0.14%
ABB Treasury Center USA, Inc., 2.500%, 6/15/2016 (Acquired 06/19/2012, Cost $15,450) (a)	$15,000	$15,597

Finance and Insurance - 6.27%
American Express Credit Corp., 2.800%, 9/19/2016	20,000	21,161
Bank of America Corp., 1.500%, 10/9/2015	20,000	20,102
Bank of New York Mellon Corp., 2.300%, 7/28/2016	20,000	20,905
BB&T Corp., 1.600%, 8/15/2017	20,000	20,240
Berkshire Hathaway Finance Corp., 1.600%, 5/15/2017	20,000	20,386
Boston Properties LP, 5.000%, 6/1/2015	10,000	10,924
BP Capital Markets PLC, 1.846%, 5/5/2017 (b)	20,000	20,445
Caterpillar Financial Services Corp.
4.750%, 2/17/2015	15,000	16,227
1.100%, 5/29/2015	10,000	10,083
Charles Schwab Corp., 6.375%, 9/1/2017	23,000	27,608
Citigroup, Inc., 1.238%, 4/1/2014 (c)	2,000	2,002
Dragon 2012 LLC, 1.972%, 3/12/2024	24,054	24,627
ERP Operating LP, 5.250%, 9/15/2014	25,000	26,855
General Electric Capital Corp., 1.000%, 12/11/2015	10,000	10,040
Helios Leasing I LLC
2.018%, 5/29/2024	24,073	24,649
1.734%, 7/24/2024	24,535	24,725
1.562%, 9/28/2024	24,528	24,475
John Deere Capital Corp., 0.950%, 6/29/2015	15,000	15,083
JPMorgan Chase & Co., 2.000%, 8/15/2017	20,000	20,430
KeyBank NA, 5.700%, 11/1/2017	17,000	19,198
MSN 41079 and 41084 Ltd., 1.717%, 7/13/2024 (b)	24,534	24,699
New York Life Global Funding, 3.000%, 5/4/2015 (Acquired 10/09/2012, Cost $21,081) (a)	20,000	21,016
Phoenix 2012 LLC, 1.607%, 7/3/2024	25,000	25,084
PNC Funding Corp., 2.700%, 9/19/2016	10,000	10,565
Realty Income Corp., 5.950%, 9/15/2016	15,000	17,180
Royal Bank of Canada
0.800%, 10/30/2015 (b)	10,000	9,989
1.200%, 9/19/2017 (b)	25,000	25,060
Safina Ltd., 1.550%, 1/15/2022 (b)	24,379	24,380
Simon Property Group LP, 5.625%, 8/15/2014	25,000	26,934
State Street Corp., 4.300%, 5/30/2014	30,000	31,618
Tagua Leasing LLC, 1.581%, 11/16/2024	25,000	24,973
Toyota Motor Credit Corp., 2.050%, 1/12/2017	10,000	10,343
Travelers Cos, Inc., 5.500%, 12/1/2015	16,000	18,109
Ventas Realty LP / Ventas Capital Corp., 2.000%, 2/15/2018	15,000	15,010
Verizon Wireless Capital LLC, 5.550%, 2/1/2014	25,000	26,244
Vornado Realty LP, 4.250%, 4/1/2015	10,000	10,570
		701,939
Information - 0.45%
AT&T, Inc.
2.950%, 5/15/2016	10,000	10,587
1.700%, 6/1/2017	10,000	10,142
Comcast Corp., 4.950%, 6/15/2016	8,000	9,018
DIRECTV Holdings LLC / DIRECTV Financing Co., Inc., 2.400%, 3/15/2017	20,000	20,487
		50,234
Management of Companies and Enterprises - 0.24%
BAE Systems Holdings, Inc., 5.200%, 8/15/2015 (Acquired 06/04/2012, Cost $10,737) (a)	10,000	10,951
BHP Billiton Finance USA, Ltd., 1.625%, 2/24/2017 (b)	15,000	15,339
		26,290
Manufacturing - 2.97%
AbbVie, Inc., 1.200%, 11/6/2015 (Acquired 11/05/2012, Cost $19,987) (a)	20,000	20,134
Anheuser-Busch InBev Worldwide, Inc., 0.800%, 7/15/2015	15,000	15,039
Baxter International, Inc., 1.850%, 1/15/2017	10,000	10,305
Bemis Co., Inc., 5.650%, 8/1/2014	20,000	21,409
Campbell Soup Co., 3.050%, 7/15/2017	20,000	21,622
Chevron Corp., 1.104%, 12/5/2017	10,000	10,070
Covidien International Finance SA, 1.350%, 5/29/2015 (b)	7,000	7,095
Diageo Capital PLC, 1.500%, 5/11/2017 (b)	20,000	20,283

The accompanying notes are an integral part of these consolidated financial statements.

16 | LoCorr Long/Short Commodities Strategy Fund - Consolidated Schedule of Investments (continued)

	Principal Amount	Value
Eaton Corp., 1.500%, 11/2/2017 (Acquired 11/14/2012, Cost $9,989) (a)	$10,000	$10,020
Ecolab, Inc., 3.000%, 12/8/2016	15,000	15,941
EI du Pont de Nemours & Co., 4.750%, 3/15/2015	14,000	15,235
General Mills, Inc., 5.200%, 3/17/2015	25,000	27,457
Heineken NV, 0.800%, 10/1/2015 (Acquired 10/02/2012, Cost $9,983) (a)(b)	10,000	10,019
Intel Corp., 1.350%, 12/15/2017	25,000	24,993
Lockheed Martin Corp., 2.125%, 9/15/2016	10,000	10,361
Northrop Grumman Corp., 1.850%, 11/15/2015	15,000	15,401
Parker Hannifin Corp., 5.500%, 5/15/2018	10,000	11,989
Roche Holdings, Inc., 5.000%, 3/1/2014 (Acquired 08/17/2012, Cost $12,588) (a)	12,000	12,605
Roper Industries, Inc., 1.850%, 11/15/2017	15,000	14,989
SABMiller PLC, 5.700%, 1/15/2014 (Acquired 08/15/2012, Cost $15,637) (a)(b)	15,000	15,773
Thermo Fisher Scientific, Inc.
5.000%, 6/1/2015	10,000	10,930
2.250%, 8/15/2016	10,000	10,354
		332,024

Mining, Quarrying, and Oil and Gas Extraction - 0.87%
Devon Energy Corp., 1.875%, 5/15/2017	15,000	15,291
Rio Tinto Finance USA PLC
2.000%, 3/22/2017 (b)	10,000	10,236
1.625%, 8/21/2017 (b)	15,000	15,188
Schlumberger Norge AS, 1.250%, 8/1/2017 (Acquired 07/24/2012 and 09/11/2012, Cost $14,981) (a)(b)	15,000	14,936
Total Capital International SA, 1.550%, 6/28/2017 (b)	15,000	15,231
XTO Energy, Inc., 4.900%, 2/1/2014	25,000	26,212
		97,094
Public Administration - 0.14%
Cintas Corp. No. 2, 2.850%, 6/1/2016	15,000	15,766

Retail Trade - 0.23%
Sherwin-Williams Co., 3.125%, 12/15/2014	25,000	26,167

Transportation & Warehousing - 0.17%
VRG Linhas Aereas SA, 1.000%, 6/30/2014 (b)	18,797	18,915

Transportation and Warehousing - 0.65%
Canadian National Railway Co., 5.800%, 6/1/2016 (b)	20,000	23,178
Norfolk Southern Corp., 5.750%, 1/15/2016	20,000	22,757
Union Pacific Corp., 4.875%, 1/15/2015	25,000	27,033
		72,968
Utilities - 1.22%
Atmos Energy Corp., 4.950%, 10/15/2014	25,000	26,791
Avista Corp., 5.950%, 6/1/2018	20,000	24,185
Commonwealth Edison Co., 4.700%, 4/15/2015	20,000	21,737
Connecticut Light & Power Co., 5.375%, 3/1/2017	20,000	23,321
Southern California Edison Co., 4.650%, 4/1/2015	15,000	16,348
Wisconsin Electric Power Co., 6.250%, 12/1/2015	21,000	24,319
		136,701

Wholesale Trade - 0.14%
Brown-Forman Corp., 5.000%, 2/1/2014	15,000	15,724

TOTAL CORPORATE BONDS (Cost $1,500,596)		1,509,419

MORTGAGE BACKED SECURITIES - 19.87%
Banc of America Commercial Mortgage Trust 2006-2, 5.732%, 5/10/2045	20,000	22,913
Bear Stearns Commercial Mortgage Securities
5.201%, 12/11/2038	25,000	28,649
5.537%, 10/12/2041	25,000	28,793
COMM 2012-CCRE2 Mortgage Trust, 0.824%, 8/15/2045	23,527	23,600
COMM 2012-CCRE3 Mortgage Trust, 0.666%, 10/17/2045	24,329	24,326
Credit Suisse Commercial Mortgage Pass-Through Certificates Series 2006-C1, 5.409%, 2/15/2039	10,000	11,283

The accompanying notes are an integral part of these consolidated financial statements.

LoCorr Long/Short Commodities Strategy Fund - Consolidated Schedule of Investments (continued) | 17

	Principal Amount	Value
Fannie Mae Pool
1.490%, 6/1/2017	$25,000	$25,655
1.500%, 7/1/2017	35,000	35,899
1.270%, 9/1/2017	50,000	50,874
2.500%, 8/1/2022	47,212	49,553
2.500%, 9/1/2022	48,022	50,403
2.500%, 9/1/2022	95,946	100,704
2.500%, 10/1/2022	24,344	25,551
2.500%, 10/1/2022	72,841	76,453
2.500%, 11/1/2022	122,550	128,626
2.500%, 11/1/2022	24,685	25,909
2.000%, 12/1/2022	84,241	86,575
2.500%, 12/1/2022	198,001	207,817
2.500%, 12/1/2022	24,786	26,015
2.500%, 1/1/2023	25,000	26,240
3.000%, 4/1/2027	19,267	20,490
3.000%, 9/1/2027	24,655	26,509
3.000%, 9/1/2027	9,858	10,599
3.000%, 10/1/2027	49,494	53,215
2.500%, 12/1/2027	50,000	52,659
2.500%, 12/1/2027	50,000	52,479
3.000%, 12/1/2027	49,827	52,663
2.314%, 9/1/2042	23,788	24,742
Fannie Mae-Aces, 0.953%, 11/25/2015	130,000	131,218
FHLMC Multifamily Structured Pass Through Certificates
2.130%, 1/25/2019	30,000	31,261
2.086%, 3/25/2019	25,000	25,971
0.562%, 4/25/2019	23,667	23,768
1.883%, 5/25/2019	50,000	51,309
Freddie Mac Gold Pool
3.000%, 4/1/2027	31,688	33,798
3.000%, 4/1/2027	4,744	5,020
3.000%, 5/1/2027	23,710	25,389
2.500%, 10/1/2027	49,614	51,823
2.500%, 12/1/2027	25,000	26,138
2.500%, 12/1/2027	50,000	52,378
2.500%, 12/1/2027	25,000	26,144
2.500%, 12/1/2027	50,000	52,385
2.500%, 12/1/2027	50,000	52,424
2.500%, 12/1/2027	25,000	26,193
Freddie Mac Non Gold Pool
2.173%, 7/1/2042	18,455	19,108
2.361%, 7/1/2042	22,263	23,210
2.428%, 7/1/2042	23,502	24,507
2.599%, 8/1/2042	23,515	24,605
2.180%, 10/1/2042	23,852	24,723
GS Mortgage Securities Corp. II, 5.560%, 11/10/2039	25,000	28,836
LB-UBS Commercial Mortgage Trust, 5.372%, 9/15/2039	15,000	17,246
Morgan Stanley Bank of America Merrill Lynch Trust, 0.664%, 11/17/2045	24,330	24,316
Morgan Stanley Capital I Trust 2006-TOP21, 5.162%, 10/12/2052	25,000	27,774
NCUA Guaranteed Notes Trust 2011-R4, 0.588%, 3/6/2020	20,515	20,516
UBS-Barclays Commercial Mortgage Trust, 0.726%, 8/10/2049	23,929	23,976

TOTAL MORTGAGE BACKED SECURITIES (Cost $2,192,094)		2,223,230

MUNICIPAL BONDS - 4.25%
City of El Paso, TX., 3.610%, 8/15/2014	50,000	52,355
City of Huntsville, AL, 2.414%, 9/1/2016	40,000	41,689
City of Lubbock, TX, 4.442%, 2/15/2018	25,000	28,463
City of Rochester, MN, 2.250%, 2/1/2016	25,000	25,744
County of Berks, PA, 1.012%, 11/15/2016	25,000	24,974
Massachusetts Health & Educational Facilities Authority, 5.260%, 10/1/2018	60,000	71,684
State of Hawaii, 3.730%, 2/1/2017	25,000	27,853
State of Illinois, 4.421%, 1/1/2015	25,000	26,504
State of Mississippi, 1.351%, 11/1/2017	30,000	30,238

The accompanying notes are an integral part of these consolidated financial statements.

18 | LoCorr Long/Short Commodities Strategy Fund - Consolidated Schedule of Investments (continued)

	Principal Amount	Value
State of Ohio, 3.659%, 4/1/2018	$45,000	$49,739
State of Tennessee, 3.821%, 5/1/2017	25,000	27,728
State of Washington, 3.040%, 2/1/2017	40,000	42,829
Virginia College Building Authority, 2.400%, 2/1/2016	25,000	25,995

TOTAL MUNICIPAL BONDS (Cost $472,493)		475,795

FOREIGN GOVERNMENT BONDS - 0.23%
Petroleos Mexicanos, 2.000%, 12/20/2022 (b)	25,000	25,563

TOTAL FOREIGN GOVERNMENT BONDS (Cost $25,000)		25,563

U.S. GOVERNMENT AGENCY ISSUES - 22.98%
Fannie Mae
2.500%, 1/1/2023 (d)	50,000	52,165
3.000%, 1/15/2026	100,000	105,547
Federal Home Loan Banks
0.375%, 1/29/2014	250,000	250,494
1.375%, 5/28/2014	250,000	254,275
0.250%, 1/16/2015	375,000	374,739
Federal Home Loan Mortgage Corp.
1.625%, 4/15/2013	120,000	120,516
1.000%, 7/30/2014	200,000	202,399
Federal National Mortgage Association
0.500%, 8/9/2013	200,000	200,385
2.750%, 3/13/2014	240,000	247,292
0.375%, 12/21/2015	325,000	324,597
Freddie Mac
2.500%, 1/15/2028	50,000	52,180
2.160%, 12/1/2042 (d)	50,000	51,790
2.190%, 12/1/2042 (d)	25,000	25,938
2.150%, 1/1/2043 (d)	75,000	77,730
Ginnie Mae II Pool
5.306%, 7/20/2060	25,775	29,898
4.223%, 6/20/2062	101,735	115,626
4.555%, 7/20/2062	25,470	29,353
4.120%, 8/20/2062	50,670	57,385

TOTAL U.S. GOVERNMENT AGENCY ISSUES (Cost $2,563,467)		2,572,309

U.S. TREASURY OBLIGATION - 2.82%
United States Treasury Inflation Indexed Bonds, 0.125%, 4/15/2017	294,326	315,182

TOTAL U.S. TREASURY OBLIGATION (Cost $314,304)		315,182

CERTIFICATES OF DEPOSIT - 1.08%
BMW Bank of North America , 1.00%, 7/18/2014	40,000	40,111
Discover Bank , 1.00%, 7/11/2014	40,000	40,115
GE Capital Retail Bank , 1.00%, 7/7/2014	40,000	40,117

TOTAL CERTIFICATES OF DEPOSIT (Cost $119,680)		120,343

MONEY MARKET FUNDS - 12.11%	Shares
Fidelity Institutional Money Market Portfolio - Class I , 0.14% (e)	1,355,645	1,355,645

TOTAL MONEY MARKET FUNDS (Cost $1,355,645)		1,355,645

TOTAL INVESTMENTS (Cost $9,148,214) - 82.25%		9,203,461
Other Assets in Excess of Liabilities - 17.75% (f)		1,986,805
TOTAL NET ASSETS - 100.00%		$11,190,266

(a) Restricted security as defined in Rule 144(a) under the Securities Act of 1933 and determined to be liquid. Purchased in a private placement transaction; resale to the public may require registration or may extend only to qualified institutional buyers. At December 31, 2012, the value of these securities total $171,145 which represents 1.53% of total net assets.
(b) Foreign issued security.
(c) Variable rate security. The rate reported is the rate in effect as of December 31, 2012.
(d) When-issued security. As of December 31, 2012, these securities represented $207,623 or 1.86% of total net assets.
(e) The rate quoted is the annualized seven-day effective yield as of December 31, 2012.
(f) Includes assets pledged as collateral for swap contracts.

The accompanying notes are an integral part of these consolidated financial statements.

LoCorr Long/Short Commodities Strategy Fund - Consolidated Schedule of Swap Contracts | 19

Consolidated Schedule of Swap Contracts
December 31, 2012

LONG TOTAL RETURN SWAP CONTRACTS
This investment is a holding of LCLSCS Fund Limited. See Note 1.

Termination Date	Reference Index	Notional	Depreciation*	Unrealized Counterparty
12/20/2017	LoCorr Commodities Index	$12,000,000	$(166,344)	Deutsche Bank AG

*Unrealized depreciation is a payable on the consolidated statement of assets and liabilities.

The accompanying notes are an integral part of these consolidated financial statements.

20 | LoCorr Investment Trust - Consolidated Statements of Assets & Liabilities

Consolidated Statements of Assets & Liabilities
December 31, 2012

	LoCorr Managed Futures Strategy Fund	LoCorr Long/Short Commodities Strategy Fund
Assets
Investments, at value (Cost $313,595,765 and $9,148,214, respectively)	$317,349,044	$9,203,461
Cash	18,625,364	553,726
Receivable for Fund shares sold	2,243,884	130,644
Receivables for securities sold	32,354	2,586
Interest receivable	1,405,995	27,182
Cash collateral held at broker for swap contract	80,000,010	2,400,010
Prepaid expenses and other assets	39,844	15,581
Total Assets	$419,696,495	$12,333,190

Liabilities
Payable for securities purchased	$17,873,066	$495,711
Payable for Fund shares redeemed	1,469,452	385,889
Payable for distributions	13,684	-
Accrued management fees	506,131	25,403
Accrued Trustees’ fees	18,000	2,000
Accrued Rule 12b-1 fees	214,838	2,520
Unrealized loss on swap contract	1,825,200	166,344
Accrued expenses and other liabilities	244,112	65,057
Total Liabilities	22,164,483	$1,142,924

Net Assets	$397,532,012	$11,190,266

Net Assets Consist of:
Paid-in capital	$395,538,243	$11,301,363
Accumulated net investment loss	-	-
Accumulated net realized gain on investments	65,690	-
Net unrealized appreciation of investments	3,753,279	55,247
Net unrealized depreciation of swap contracts	(1,825,200)	(166,344)
NET ASSETS	$397,532,012	$11,190,266

Class A Shares
Net assets	$182,456,500	$3,212,519
Shares issued and outstanding (unlimited shares authorized, no par value)	20,815,425	383,735
Net asset value, redemption, and minimum offering price per share (a)(b)	$8.77	$8.37
Maximum offering price per share ($8.77/0.9425) ($8.37/0.9425) (c)	$9.31	$8.88

Class C Shares
Net assets	$76,979,092	$1,604,975
Shares issued and outstanding (unlimited shares authorized, no par value)	8,897,487	193,650
Net asset value, redemption, and offering price per share (a)(b)	$8.65	$8.29

Class I Shares
Net assets	$138,096,420	$6,372,772
Shares issued and outstanding (unlimited shares authorized, no par value)	15,683,227	760,139
Net asset value, redemption, and offering price per share (a)(b)	$8.81	$8.38

(a)
A 1.00% contingent deferred sales charge may apply to redemptions made within twelve months of purchase.
The contingent deferred sales charge only applies to Class A share purchases of $1 million or more.

(b)	Redemptions made within 30 days of purchase may be assessed a redemption fee of 1.00%.
(c)	On investments of $25,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these consolidated financial statements.

LoCorr Investment Trust - Consolidated Statements of Operations | 21

Consolidated Statements of Operations
Year Ended December 31, 2012

	LoCorr Managed Futures Strategy Fund	LoCorr Long/Short Commodities Strategy Fund
Investment Income
Interest	$4,203,575	$15,879
Total Investment Income	4,203,575	15,879

Expenses
Management fees (Note 5)	9,277,896	80,503
Fund administration fees	233,086	49,153
Fund accounting fees	171,201	51,341
Trustees’ fees	75,980	6,735
Transfer agent fees and expenses	457,971	45,429
Custodian fees	21,523	6,730
Registration expenses	114,858	10,228
Rule 12b-1 fees - Class A (Note 5)	326,803	3,808
Rule 12b-1 fees - Class C (Note 5)	581,285	4,953
Insurance expenses	13,800	79
Legal and audit fees	133,265	56,589
Printing and mailing expenses	56,093	6,360
Offering costs and expenses	10,650	-
Trading costs from Partnership (Note 1)	943,874	-
Other expenses	127,432	1,614
Total expenses before reimbursement or recovery	12,545,717	323,522
(Reimbursement) or recovery from Adviser (Note 5)	173,141	(210,108)
Net Expenses	12,718,858	113,414
Net Investment Loss	(8,515,283)	(97,535)

Realized and Unrealized Gain (Loss) on Investments
Net realized loss on investments	(289,920)	(1,163,156)
Net realized loss on futures contracts	(2,300,338)	-
Net realized loss on forward currency contracts	(6,402,153)	-
Net change in unrealized appreciation of investments	3,787,341	55,247
Net change in unrealized depreciation of futures contracts	(2,390,295)	-
Net change in unrealized appreciation of forward contracts	177,439	-
Net change in unrealized depreciation of swap contracts	(1,825,200)	(166,344)
Net realized and unrealized loss on investments, futures contracts,
forward currency contracts, and swap contracts	(9,243,126)	(1,274,253)

Net Decrease in Net Assets From Operations	$(17,758,409)**	$(1,371,788)

**	Net decrease in net assets from operations attributable to the controlling interest and non-controlling interest was $(17,284,233) and $(474,176), respectively.

The accompanying notes are an integral part of these consolidated financial statements.

22 | LoCorr Managed Futures Strategy Fund - Consolidated Statements of Changes in Net Assets

LoCorr Managed Futures Strategy Fund
Consolidated Statements of Changes in Net Assets

December 31, 2012

	Year Ended December 31, 2012	Period Ended December 31, 2011*

Operations
Net investment loss	$(8,515,283)	$(1,842,028)
Net realized loss on investments, futures and forward currency contracts	(8,992,411)	(7,310,185)
Net change in unrealized appreciation/(depreciation) of investments, futures contracts, forward currency contracts and swap contracts	(250,715)	3,122,524
Decrease in Net Assets From Operations	(17,758,409)	(6,029,689)

Distributions to Shareholders From
Net realized gain on investments sold Class A	(41,404)	-
Net realized gain on investments sold Class C	(17,692)	-
Net realized gain on investments sold Class I	(31,260)	-
Total Distributions to Shareholders	(90,356)	-

Capital Transactions (Note 6) - Controlling Interest
Proceeds from shares sold	299,150,001	212,354,656
Reinvestment of distributions	76,672	-
Cost of shares redeemed	(85,081,010)	(6,052,572)
Redemption Fees	13,286	4,925
Increase in Net Assets From Capital Transactions	214,158,949	206,307,009

Capital Transactions - Non-Controlling Interest
Proceeds from Contributions	1,873,184	3,385,500
Withdrawals	(378,438)	(800,000)
Increase in Net Assets From Capital Transactions - Non-controlling interest	1,494,746	2,585,500

Total Increase in Net Assets	197,804,930	202,862,820

Deconsolidation of Partnership – Elimination of non-controlling interest (Note 1)	(3,235,738)	-

Net Assets
Beginning of period	202,962,820	100,000
End of period (including accumulated net investment loss of $0 and $8,355,091, respectively)	$397,532,012	$202,962,820

* Period from March 22, 2011 (commencement of operations) through December 31, 2011.

The accompanying notes are an integral part of these consolidated financial statements.

LoCorr Long/Short Commodities Strategy Fund - Consolidated Statement of Changes in Net Assets | 23

LoCorr Long/Short Commodities Strategy Fund
Consolidated Statement of Changes in Net Assets

December 31, 2012

Year Ended December 31, 2012

Operations
Net investment loss	$(97,535)
Net realized loss on investments	(1,163,156)
Net change in unrealized depreciation of investments and swap contracts	(111,097)
Decrease in Net Assets From Operations	(1,371,788)

Capital Transactions (Note 6)
Proceeds from shares sold	14,516,303
Reinvestment of distributions	-
Cost of shares redeemed	(1,954,698)
Redemption Fees	449
Increase in Net Assets From Capital Transactions	12,562,054

Total Increase in Net Assets	11,190,266

Net Assets
Beginning of year	-
End of year (including accumulated net investment loss of $0)	$11,190,266

The accompanying notes are an integral part of these consolidated financial statements.

24 | LoCorr Managed Futures Strategy Fund - Consolidated Financial Highlights - Class A

LoCorr Managed Futures Strategy Fund - Class A
Consolidated Financial Highlights

Selected Data and Ratios (for a share outstanding throughout the period) do not include non-controlling interest.

Year Ended December 31, 2012	Period from March 22, 20111 through December 31, 20112
Per Share
Net asset value, beginning of period	$9.33	$10.00

Income (loss) from investment operations:
Net investment income (loss)3	(0.24)	(0.22)
Net realized and unrealized gain (loss)	(0.32)	(0.45)
Total from Investment Operations	(0.56)	(0.67)

Distributions to shareholders from:
Net investment income	-	-
Net realized gains on investments sold	0.00	4	-
Total Distributions	-	-

Redemption Fees4	-	-

Net Asset Value, End of Period	$8.77	$9.33

Total Investment Return5	(5.98)%	(6.70)%

Net Assets, End of Period, in Thousands	$182,457	$71,532

Ratios/Supplemental Data:
Ratio of expenses to average net assets:
Before expense reimbursement or recovery	3.95%	4.15%
After expense reimbursement or recovery	4.00%	3.93%
Ratio of net investment income (loss) to average net assets:
Before expense reimbursement or recovery	(2.60)%	(3.18)%
After expense reimbursement or recovery	(2.65)%	(2.96)%
Portfolio turnover rate	45.59%	18.22%

1 Commencement of share class operations.
2 All ratios have been annualized except total investment return and portfolio turnover.
3 Net investment income per share is based on average shares outstanding.
4 Amount represents less than $0.005 per share.
5 Total return excludes the effect of applicable sales charges.

The accompanying notes are an integral part of these consolidated financial statements.

LoCorr Managed Futures Strategy Fund - Consolidated Financial Highlights - Class C | 25

LoCorr Managed Futures Strategy Fund - Class C
Consolidated Financial Highlights

Selected Data and Ratios (for a share outstanding throughout the period) do not include non-controlling interest.

Year Ended December 31, 2012	Period from March 24, 20111 through December 31, 20112
Per Share
Net asset value, beginning of period	$9.28	$10.00

Income (loss) from investment operations:
Net investment income (loss)3	(0.30)	(0.27)
Net realized and unrealized gain (loss)	(0.33)	(0.45)
Total from Investment Operations	(0.63)	(0.72)

Distributions to shareholders from:
Net investment income	-	-
Net realized gains on investments sold	0.00	4	-
Total Distributions	-	-

Redemption Fees4	-	-

Net Asset Value, End of Period	$8.65	$9.28

Total Investment Return5	(6.77)%	(7.20)%

Net Assets, End of Period, in Thousands	$76,979	$38,055

Ratios/Supplemental Data:
Ratio of expenses to average net assets:
Before expense reimbursement or recovery	4.70%	4.89%
After expense reimbursement or recovery	4.75%	4.68%
Ratio of net investment income (loss) to average net assets:
Before expense reimbursement or recovery	(3.35)%	(3.92)%
After expense reimbursement or recovery	(3.40)%	(3.71)%
Portfolio turnover rate	45.59%	18.22%

1 Commencement of share class operations.
2 All ratios have been annualized except total investment return and portfolio turnover.
3 Net investment income per share is based on average shares outstanding.
4 Amount represents less than $0.005 per share.
5 Total return excludes the effect of applicable sales charges.

The accompanying notes are an integral part of these consolidated financial statements.

26 | LoCorr Managed Futures Strategy Fund - Consolidated Financial Highlights - Class I

LoCorr Managed Futures Strategy Fund - Class I
Consolidated Financial Highlights

Selected Data and Ratios (for a share outstanding throughout the period) do not include non-controlling interest.

Year Ended December 31, 2012	Period from March 24, 20111 through December 31, 20112

Per Share
Net asset value, beginning of period	$9.35	$10.00

Income (loss) from investment operations:
Net investment income (loss)3	(0.22)	(0.20)
Net realized and unrealized gain (loss)	(0.32)	(0.45)
Total from Investment Operations	(0.54)	(0.65)

Distributions to shareholders from:
Net investment income	-	-
Net realized gains on investments sold	0.00	4	-
Total Distributions	-	-

Redemption Fees4	-	-

Net Asset Value, End of Period	$8.81	$9.35

Total Investment Return5	-5.75%	-6.50%

Net Assets, End of Period, in Thousands	$138,096	$91,161

Ratios/Supplemental Data:
Ratio of expenses to average net assets:
Before expense reimbursement or recovery	3.70%	3.89%
After expense reimbursement or recovery	3.75%	3.68%
Ratio of net investment income (loss) to average net assets:
Before expense reimbursement or recovery	(2.35)%	(2.92)%
After expense reimbursement or recovery	(2.40)%	(2.71)%
Portfolio turnover rate	45.59%	18.22%

1	Commencement of share class operations.
2	All ratios have been annualized except total investment return and portfolio turnover.
3	Net investment income per share is based on average shares outstanding.
4	Amount represents less than $0.005 per share.
5	Total return excludes the effect of applicable sales charges.

The accompanying notes are an integral part of these consolidated financial statements.

LoCorr Long/Short Commodities Strategy Fund - Consolidated Financial Highlights - Class A | 27

LoCorr Long/Short Commodities Strategy Fund - Class A
Consolidated Financial Highlights

Selected Data and Ratios (for a share outstanding throughout the period)

Year Ended December 31, 2012

Per Share
Net asset value, beginning of period	$10.00

Income (loss) from investment operations:
Net investment income (loss)1	(0.17)
Net realized and unrealized gain (loss)	(1.46)
Total from Investment Operations	(1.63)

Redemption Fees2	-

Net Asset Value, End of Period	$8.37

Total Investment Return3	-16.30%

Net Assets, End of Period, in Thousands	$3,213

Ratios/Supplemental Data:
Ratio of expenses to average net assets:
Before expense reimbursement or recovery	6.12%
After expense reimbursement or recovery	2.20%
Ratio of net investment income (loss) to average net assets:
Before expense reimbursement or recovery	(5.82)%
After expense reimbursement or recovery	(1.90)%
Portfolio turnover rate	60.42%

1	Net investment income per share is based on average shares outstanding.
2	Amount represents less than $0.005 per share.
3	Total return excludes the effect of applicable sales charges.

The accompanying notes are an integral part of these consolidated financial statements.

28 | LoCorr Long/Short Commodities Strategy Fund - Consolidated Financial Highlights - Class C

LoCorr Long/Short Commodities Strategy Fund - Class C
Consolidated Financial Highlights

Selected Data and Ratios (for a share outstanding throughout the period)

Year Ended December 31, 2012

Per Share
Net asset value, beginning of period	$10.00

Income (loss) from investment operations:
Net investment income (loss)1	(0.24)
Net realized and unrealized gain (loss)	(1.47)
Total from Investment Operations	(1.71)

Redemption Fees2	-

Net Asset Value, End of Period	$8.29

Total Investment Return3	-17.10%

Net Assets, End of Period, in Thousands	$1,605

Ratios/Supplemental Data:
Ratio of expenses to average net assets:
Before expense reimbursement or recovery	6.87%
After expense reimbursement or recovery	2.95%
Ratio of net investment income (loss) to average net assets:
Before expense reimbursement or recovery	(6.57)%
After expense reimbursement or recovery	(2.65)%
Portfolio turnover rate	60.42%

1	Net investment income per share is based on average shares outstanding.
2	Amount represents less than $0.005 per share.
3	Total return excludes the effect of applicable sales charges.

The accompanying notes are an integral part of these consolidated financial statements.

LoCorr Long/Short Commodities Strategy Fund - Consolidated Financial Highlights - Class I | 29

LoCorr Long/Short Commodities Strategy Fund - Class I
Consolidated Financial Highlights

Selected Data and Ratios (for a share outstanding throughout the period)

Year Ended December 31, 2012

Per Share
Net asset value, beginning of period	$10.00

Income (loss) from investment operations:
Net investment income (loss)1	(0.15)
Net realized and unrealized gain (loss)	(1.47)
Total from Investment Operations	(1.62)

Redemption Fees2	-

Net Asset Value, End of Period	$8.38

Total Investment Return3	-16.20%

Net Assets, End of Period, in Thousands	$6,373

Ratios/Supplemental Data:
Ratio of expenses to average net assets:
Before expense reimbursement or recovery	5.87%
After expense reimbursement or recovery	1.95%
Ratio of net investment income (loss) to average net assets:
Before expense reimbursement or recovery	(5.57)%
After expense reimbursement or recovery	(1.65)%
Portfolio turnover rate	60.42%

1	Net investment income per share is based on average shares outstanding.
2	Amount represents less than $0.005 per share.
3	Total return excludes the effect of applicable sales charges.

The accompanying notes are an integral part of these consolidated financial statements.

30 | LoCorr Investment Trust - Notes to the Consolidated Financial Statements

LoCorr Investment Trust
Notes to the Consolidated Financial Statements

December 31, 2012

1. Organization

LoCorr Investment Trust (the “Trust”), an Ohio business trust, was formed on November 15, 2010 and is a non-diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The LoCorr Managed Futures Strategy Fund and the LoCorr Long/Short Commodities Strategy Fund (individually a “Fund” and collectively the “Funds”) are series within the Trust. The LoCorr Managed Futures Strategy Fund’s primary investment objective is capital appreciation in rising and falling equity markets with managing volatility as a secondary objective. The LoCorr Long/Short Commodities Strategy Fund’s primary objective is capital appreciation in rising and falling commodities markets with managing volatility as a secondary objective.

In order to achieve their investment objectives, the LoCorr Managed Futures Strategy Fund and the LoCorr Long/Short Commodities Strategy Fund each invest up to 25% of their total assets (measured at the time of purchase) in wholly-owned subsidiaries, LCMFS Fund Limited (“LCMFS”) and LCLSCS Fund Limited (“LCLSCS”), respectively; both companies incorporated under the laws of the Cayman Islands. LCMFS and LCLSCS act as investment vehicles in order to enter into certain investments for the Funds consistent with their investment objectives and policies specified in the Prospectus and Statement of Additional Information. The consolidated financial statements of the LoCorr Managed Futures Strategy Fund and the LoCorr Long/Short Commodities Strategy Fund each include the investment activity and financial statements of LCMFS and LCLSCS, respectively. The only investment held by LCMFS and LCLSCS as of December 31, 2012 are swap contracts, for which the notional value was $400,000,000 and $12,000,000, respectively, and the unrealized gain/loss was ($1,825,000) and ($166,344), respectively.

During the year ended December 31, 2012, LCMFS had a controlling ownership interest in Millburn Diversified Plus L.P. (the “Partnership”), a limited partnership organized on February 14, 2011 under the Delaware Revised Uniform Limited Partnership Act, which commenced operations on March 24, 2011. The Partnership engages in speculative trading of futures and forward currency contracts. Similarly, LCLSCS had an investment in a partnership during the year ended December 31, 2012, however, based on the ownership percentage held during the year ended December 31, 2012, LCLSCS was not considered to have a controlling interest in that entity. The General Partner of the Partnership is Millburn Ridgefield Corporation (the “General Partner”). LCMFS and LCLSCS had fully redeemed out of their positions held in the partnerships as of December 20, 2012, and as a result, LCMFS no longer consolidated the Partnership, and it’s assets, liabilities, and related non-controlling interest are no longer included in the LoCorr Managed Futures Strategy Fund’s financial statements. As of December 20, 2012, there was no gain or loss on the redemption and deconsolidation because the investment in the Partnership was carried at fair value on a daily basis by LCMFS.

Because LCMFS had a controlling interest (greater than 50% but less than 100%) in the Partnership for the period January 1, 2012 through December 20, 2012, the financial activity of the Partnership for that period ended December 20, 2012, has also been consolidated with the financial statements of LCMFS. All intercompany balances, revenues, and expenses have been eliminated in consolidation. LoCorr Managed Futures Strategy Fund, LCMFS and the Partnership are collectively referred to as the LoCorr Managed Futures Strategy Fund throughout these consolidated financials statements.

Non-controlling interest is the portion of equity ownership in the Partnership not attributable to the Fund. Non-controlling interest represents additional, non-related partners in the Partnership and was equal to 2.20% of the Partnership’s net assets prior to LCMFS having fully redeemed out of its holding of the Partnership.

The Funds currently offer three classes of shares, Class A, Class C and Class I shares. Each share class represents an interest in the same assets of the Fund, has the same rights and is identical in all material respects except that (i) Class A shares have a maximum front end sales load of 5.75% and maximum deferred sales charge of 1.00% and Class C shares have a maximum deferred sales charge of 1.00%, (ii) Class A shares have a 12b-1 fee of 0.25% and Class C shares have a 12b-1 fee of 1.00%; (iii) certain other class-specific expenses will be borne solely by the class to which such expenses are attributable and (iv) each class will have exclusive voting rights with respect to matters relating to its own distribution arrangements. All classes are subject to a 1.00% redemption fee on redemptions made within 30 days of the original purchase. The LoCorr Managed Futures Strategy Fund Class A commenced operations on March 22, 2011 and Class C and Class I commenced operations on March 24, 2011. All three classes of the LoCorr Long/Short Commodities Strategy Fund commenced operations on January 1, 2012.

The Funds may issue an unlimited number of shares of beneficial interest, with no par value. All shares of the Funds have equal rights and privileges, except as to class-specific rights and privileges described above.

2. Significant Accounting Policies

Investment Valuation
The Funds follow fair valuation accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and changes in valuation techniques and related inputs during the period. These inputs are summarized in three broad levels listed below:

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

LoCorr Investment Trust - Notes to the Consolidated Financial Statements (continued) | 31

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Generally, the Funds’ investments are valued each day at the last quoted sales price on each investment’s primary exchange. Investments traded or dealt in upon one or more exchanges (whether domestic or foreign) for which market quotations are readily available and not subject to restrictions against resale shall be valued at the last quoted sales price on the primary exchange or, in the absence of a sale on the primary exchange, at the last bid on the primary exchange. Investments primarily traded in the National Association of Securities Dealers’ Automated Quotation System (“NASDAQ”) National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price. If market quotations are not readily available, investments will be valued at their fair value as determined in good faith by LoCorr Fund Management, LLC (the “Adviser”) in accordance with procedures approved by the Board of Trustees (the “Board”) and evaluated by the Board as to the reliability of the fair value method used. In these cases, a Fund’s net asset value (“NAV”) will reflect certain portfolio investments’ fair value rather than their market price. Fair value pricing involves subjective judgments and it is possible that the fair value determined for an investment is materially different than the value that could be realized upon the sale of that investment. The fair value prices can differ from market prices when they become available or when a price becomes available.

The Funds may use independent pricing services to assist in calculating the value of the Funds’ investments. In addition, market prices for foreign investments are not determined at the same time of day as the NAV for the Funds. Because the Funds may invest in portfolio investments primarily listed on foreign exchanges, and these exchanges may trade on weekends or other days when the Funds do not price their shares, the value of some of the Funds’ portfolio investments may change on days when you may not be able to buy or sell the Funds’ shares. In computing the NAV, the Funds value foreign investments held by the Funds at the latest closing price on the exchange in which they are traded immediately prior to closing of the NYSE. Prices of foreign investments quoted in foreign currencies are translated into U.S. dollars at current rates. If events materially affecting the value of an investment in the Funds’ portfolio, particularly foreign investments, occur after the close of trading on a foreign market but before the Funds price their shares, the investment will be valued at fair value.

Fixed income securities are valued using an evaluated price supplied by an independent pricing service. Inputs used by the pricing service for U.S. government and treasury securities are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker dealer quotes, yields, bids, offers, and reference data. Agency issued debt securities, foreign issued bonds and municipal bonds are generally valued in a manner similar to U.S. government securities. Evaluations for corporate bonds are typically based on valuation methodologies such as market pricing and other analytical pricing models as well as market transactions and dealer quotations based on observable inputs. Fixed income securities are generally categorized in level 1 or level 2 of the fair value hierarchy depending on inputs used and market activity levels for specific securities.

The fair value of asset backed securities and mortgage backed securities is estimated on models that consider the estimate cash flows of each tranche of the entity, establish a benchmark yield, and develop an estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche. Additional inputs such as creditworthiness of the underlying collateral and quotes from outside brokers for the same or similar issuance may also be considered in the development of fair value. Asset backed and mortgage backed securities are generally categorized in level 2 of the fair value hierarchy. Short-term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued using an amortized cost method of valuation, and are categorized level 2.

With respect to any portion of the Funds’ assets that are invested in one or more open-end management investment companies, including money market funds, registered under the 1940 Act, the Funds’ net asset value is calculated based upon the net asset values of those open-end management investment companies, and the prospectuses for these companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

Futures contracts are stated at fair value using the primary exchange’s closing (settlement) price, and are categorized in level 1. Forward currency contracts are stated at fair value using spot currency rates and are adjusted for the time value of money (forward points) and contractual prices of the underlying financial instruments. Forward currency contracts are generally categorized in level 2.

Total return swap contracts are stated at fair value daily based on the fair value of the underlying futures and forward currency contracts constituting the contract’s stated index, taking into account any fees and expenses associated with the swap agreement. Total return swap contracts are generally categorized in level 2.

32 | LoCorr Investment Trust - Notes to the Consolidated Financial Statements (continued)

The following table summarizes the LoCorr Managed Futures Strategy Fund’s consolidated investments as of December 31, 2012:

Security Classification	Level 1	Level 2	Level 3	Total

Investments
Asset Backed Securities	$-	$40,785,062	$-	$40,785,062
Corporate Bonds	-	126,142,111	-	126,142,111
Mortgage Backed Securities	-	72,083,590	-	72,083,590
Municipal Bonds	-	8,162,632	-	8,162,632
Foreign Government Bonds	-	2,369,015	-	2,369,015
U.S. Government Agency Issues	-	47,637,452	-	47,637,452
Money Market Funds	20,169,182	-	-	20,169,182
Total Investments	$20,169,182	$297,179,862	$-	$371,349,044

Swap Contracts*
Long Total Return Swap Contracts	$-	$(1,825,200)	$-	$(1,825,200)
Total Swap Contracts	$-	$(1,825,200)	$-	$(1,825,200)

Total	$20,169,182	$295,354,662	$-	$315,523,844

*Swap contracts are derivative instruments not reflected in the consolidated schedule of investments, which are presented at the unrealized depreciation on the instrument.

The following table summarizes the LoCorr Long/Short Commodities Strategy Fund’s consolidated investments as of December 31, 2012:

Security Classification	Level 1	Level 2	Level 3	Total

Investments
Asset Backed Securities	$-	$605,975	$-	$605,975
Corporate Bonds	-	1,509,419	-	1,509,419
Mortgage Backed Securities	-	2,223,230	-	2,223,230
Municipal Bonds	-	475,795	-	475,795
Foreign Government Bonds	-	25,563	-	25,563
U.S. Government Agency Issues	-	2,572,309	-	2,572,309
U.S. Treasury Obligations	-	315,182	-	315,182
Certificates of Deposit	-	120,343		120,343
Money Market Funds	1,355,645	-	-	1,355,645
Total Investments	$1,335,645	$7,847,816	$-	$9,203,461
Swap Contracts*
Long Total Return Swap Contracts	$-	$(166,344)	$-	$(166,344)
Total Swap Contracts	$-	$(166,344)	$-	$(166,344)

Total	$1,335,645	$7,681,472	$-	$9,037,117

*Swap contracts are derivative instruments not reflected in the consolidated schedule of investments, which are presented at the unrealized depreciation on the instrument.

See the consolidated schedules of investments for the investments detailed by industry classification. The Funds did not hold any level 3 assets during the period. There were no transfers between levels during the period. Transfers between levels are recognized at the end of the reporting period.

Federal Income Taxes
The Funds intend to qualify as regulated investment companies pursuant to Subchapter M of the Internal Revenue Code. The Funds intend to distribute substantially all of their investment company net taxable income and net capital gains to shareholders. Therefore, no federal income tax provision is required.

As of and during the year ended December 31, 2012 the Funds did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by applicable tax authorities. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits on uncertain tax position income tax expense in the consolidated statements of operations. During the year, the Funds did not incur any interest or penalties. Generally, tax authorities can examine all the tax returns filed for the last three years.

LoCorr Investment Trust - Notes to the Consolidated Financial Statements (continued) | 33

For tax purposes, LCMFS and LCLSCS are exempted Cayman investment companies. LCMFS and LCLSCS have received an undertaking from the Government of the Cayman Islands exempting them from all local income, profits, and capital gains taxes. No such taxes are levied in the Cayman Islands at the present time. For U.S. income tax purposes, LCMFS and LCLSCS are controlled foreign corporations (“CFC’s”) and as such are not subject to U.S. income tax. However, as a wholly-owned CFC, LCMFS’s and LCLSCS’s net income and capital gain, to the extent of its earnings and profits, will be included each year in the respective Funds’ investment company taxable income.

Use of Estimates
The preparation of consolidated financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported revenues and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications
In the normal course of business, the Funds enter into contracts that contain general indemnifications to other parties. The Funds’ maximum exposure under these contracts is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

Security Transactions and Investment Income
Security transactions are recorded on trade date. Realized gains and losses on sales of investments are calculated on the specifically identified cost basis of the securities. Dividend income, less foreign taxes withheld, if any, are recorded on the ex-dividend date. Interest income is recognized on the accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security using the effective yield method.

Allocation of Income and Expenses
Net investment income, other than class specific expenses, and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class). Expenses associated with a specific fund in the Trust are charged to that fund. Common expenses are typically allocated based upon the relative net assets of each fund, or by other equitable means.

Distributions to Shareholders
Shareholder transactions are recorded on trade date. Dividends from net investment income are declared and paid at least annually by the Funds. Distribution of net realized capital gains, if any, are declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date. The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to the difference in the recognition of income, expense and gain items for financial statement and tax purposes. The tax character of distributions paid during the fiscal years ended December 31, 2012 was as follows:

Year Ended December 31, 2012

	LoCorr Managed Futures Strategy Fund	LoCorr Long/Short Commodities Strategy Fund

Distributions paid from:
Ordinary Income	$-	$-
Long Term Capital Gain	90,356	-
Return of Capital	-	-

Total Distributions Paid:	$90,356	$-

The LoCorr Managed Futures Strategy Fund did not make any distributions during the year ended December 31, 2011.

Distributable Earnings and Investment Transactions
Net investment income and net realized gains (losses) may differ for financial reporting and tax purposes because of temporary or permanent book/tax differences. To the extent these differences are permanent, reclassifications are made to the appropriate equity accounts in the period that the difference arises.

Additionally, U.S. generally accepted accounting principles require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. See Note 7.

Foreign Securities and Currency
Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

34 | LoCorr Investment Trust - Notes to the Consolidated Financial Statements (continued)

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at period end, resulting from changes in exchange rates.

Futures Contracts
Gains or losses are realized when contracts are liquidated. Any change in net unrealized gain or loss is reported in the statement of operations. Brokerage commissions on open futures contracts are charged to expense when paid.

Forward Currency Contracts
Gains or losses are realized when foreign currency contracts are liquidated. Any change in net unrealized gain or loss is reported in the statement of operations.

Total Return Swap Contracts
The Funds may enter into total return swap agreements. A total return swap entered into by the Funds is a derivative contract that transfers the market risk of underlying portfolios of futures and forward currency contracts (considered the “index” within each total return swap contract) between counterparties. The “notional amount” of each total return swap agreement is the agreed upon amount or value of the index used for calculating the returns that the parties to a swap agreement have agreed to exchange. The total returns swaps are marked to market daily and any change is recorded in unrealized gain/loss on the consolidated statement of operations based on the value of the index on which the total return swap is referenced, as defined within the total return swap agreement between the counterparties. The composition of the index may vary based on how the underlying portfolio of futures and forward currency contracts is traded. A Fund’s obligation under a total return swap agreement, including any related fees, offset against amounts owed to the Fund in the case of positive performance, will be covered by designating liquid assets on the Fund’s books and records (see the consolidated statement of assets and liabilities for cash collateral). Gains or losses are realized when the total return swap contracts are liquidated. Total return swaps outstanding at period end, if any, are listed after the Funds’ consolidated schedules of investments.

Deposits with Broker
The Funds have a substantial portion of their assets on deposit with Deutsche Bank in connection with their trading of swap contracts. Assets deposited with Deutsche Bank in connection with the Funds’ trading of swap contracts are partially restricted due to deposit requirements. At December 31, 2012, the LoCorr Managed Futures Strategy Fund and LoCorr Long/Short Commodities Strategy Fund had cash on deposit with Deutsche Bank in the amount of $80,000,010 and $2,400,010, respectively. Risks arise from the possible inability of the counterparty to meet the term of its contract and may increase if the counterparty’s financial condition worsens.

Market and Credit Risks
Futures transactions of the Funds are cleared by J.P. Morgan Securities LLC, Citigroup Global Markets, Inc., pursuant to customer agreements. For all forward currency transactions, the Funds utilize one interbank market maker, Barclays Bank PLC.

The Funds engage in the speculative trading of U.S. and foreign futures, forward currency and swap contracts (collectively, derivatives). The Funds are exposed to both market risk, which is the risk arising from changes in the fair value of the contracts, and credit risk, which is the risk of failure by another party to perform according to the terms of a contract.

Purchase and sale of futures contracts requires margin deposits with the broker. Additional deposits may be necessary for any loss on contract value. The Commodity Exchange Act requires a broker to segregate all customer transactions and assets from such broker’s proprietary activities. A customer’s cash and other property (for example, U.S. government securities) deposited with a broker are considered commingled with all other customer funds subject to the broker’s segregation requirements. In the event of a broker’s insolvency, recovery may be limited to a pro rata share of segregated funds available. It is possible that the recovered amount could be less than total cash and other property deposited.

For derivatives, risks arise from changes in the fair value of the contracts. Theoretically, the Funds are exposed to a market risk equal to the notional contract value of swap, futures and forward currency contracts purchased and unlimited liability on such contracts sold short.

The Funds also engage in investing its assets in U.S. government securities. Risks arise from investments in U.S. government securities due to possible market illiquidity. U.S. government securities are also sensitive to changes in interest rates and economic conditions.

The Funds have established procedures to actively monitor market risk and minimize credit risk, although there can be no assurance that it will, in fact, succeed in doing so.

3. Derivatives

The Funds may invest in derivatives such as futures, forward currency, and swap contracts, in order to hedge against market movements while liquidating certain positions and buying other securities or as substitutes for securities, as well as for speculative purposes to gain exposure to such market movements.

The Funds’ market risk related to its derivatives trading is influenced by a wide variety of factors, including the level and volatility of interest rates, exchange rates, weather, supply and demand of commodities, the market value of futures and forward currency contracts, the diversification effects among the Funds’ open positions and the liquidity of the markets in which they trade.

The Funds engage in the speculative trading of futures, forward currency and swap contracts. The Funds trade futures contracts on interest rates, commodities, currencies, metals, energies, livestock and stock indices. During the year ended December 31, 2012, the majority of the Funds’ futures and forward currency contracts activity was in the underlying partnership investments of LCMFS and LCLSCS. It is the Funds’ intention that the total return swap contracts held as of December 31, 2012, will provide futures exposure to such market movements. The following were the primary trading risk exposures by market sector of the Funds during 2012, and as encompassed in the total return swap contracts:

LoCorr Investment Trust - Notes to the Consolidated Financial Statements (continued) | 35

Agricultural (grains, livestock and softs). The Funds’ primary exposure is to agricultural price movements which are often directly affected by severe or unexpected weather conditions.

Currencies. Exchange rate risk is a principal market exposure of the Funds. The Funds’ currency exposure is to exchange rate fluctuations, primarily fluctuations which disrupt the historical pricing relationships between different currencies and currency pairs. The fluctuations are influenced by interest rate changes as well as political and general economic conditions. The Funds trade in a large number of currencies including cross-rates – e.g., positions between two currencies other than the U.S. dollar.

Energy. The Funds’ primary energy market exposure is to gas and oil price movements, often resulting from political developments in the Middle East and economic conditions worldwide. Energy prices are volatile and substantial profits and losses have been and are expected to continue to be experienced in this market.

Interest rates. Interest rate movements directly affect the price of the sovereign bond futures positions held by the Funds and indirectly the value of its stock index currency positions. Interest rate movements in one country as well as relative interest rate movements between countries may materially impact the Funds’ profitability. The Funds’ primary interest rate exposure is to interest rate fluctuations in countries or regions including Australia, Canada, Japan, Switzerland, the United Kingdom, the United States and the Eurozone. However, the Funds also may take positions in futures contracts on the government debt of other nations. The Funds anticipate that interest rates in these industrialized countries or areas, both long-term and short-term, will remain a primary market exposure of the Fund for the foreseeable future.

Metals. The Funds’ metals market exposure is to fluctuations in the price of aluminum, copper, gold, lead, nickel, palladium, tin, silver and zinc.

Stock index. The Funds’ equity exposure, through stock index futures, is to equity price risk in the major industrialized countries as well as other countries.

The Funds have adopted authoritative standards regarding disclosure about derivatives and hedging activities and how they affect the Funds’ statements of asset and liabilities and statements of operations. Fair value of swap contracts are recorded in the consolidated statement of assets and liabilities as net unrealized gain on swap contract or net unrealized loss on swap contract and Net unrealized appreciation of swap contact or Net unrealized depreciation of swap contract.

Since the derivatives held long or short are for speculative trading purposes, the derivative instruments are not designated as hedging instruments. Accordingly, all realized gains and losses, as well as any change in net unrealized gains or losses on open contracts from the preceding period, are recognized as part of realized and unrealized gain (loss) in the consolidated statements of operations.

The following table presents the fair value of consolidated open swap contracts for the LoCorr Managed Futures Strategy Fund at December 31, 2012 as presented on the consolidated statement of assets and liabilities.

December 31, 2012
	Fair Value – Long Positions		Fair Value – Short Positions		Net Unrealized Gain (Loss) on Open Positions
Swap Contracts	Assets	Liabilities	Assets	Liabilities
LoCorr Managed Futures Index	$-	$(1,825,200)	$-	$-	$(1,825,200)
Total Swap Contracts	-	$(1,825,200)	$-	$-	$(1,825,200)

The following table presents the fair value of consolidated open swap contracts for the LoCorr Long/Short Commodities Futures Strategy Fund at December 31, 2012 as presented on the consolidated statement of assets and liabilities.

December 31, 2012
	Fair Value – Long Positions		Fair Value – Short Positions		Net Unrealized Gain (Loss) on Open Positions
Swap Contracts	Assets	Liabilities	Assets	Liabilities
LoCorr Commodities Index	$-	$(166,344)	$-	$-	$(166,344)
Total Swap Contracts	-	$(166,344)	$-	$-	$(166,344)

36 | LoCorr Investment Trust - Notes to the Consolidated Financial Statements (continued)

The following table presents the trading results of the derivative trading and information related to the volume of the LoCorr Managed Futures Strategy Fund and the LoCorr Long/Short Commodities Strategy Fund for the year ended December 31, 2012. The below captions of “Realized” and “Change in Unrealized” correspond to the captions in the consolidated statement of operations.

LoCorr Managed Futures Strategy Fund Year Ended December 31, 2012
	Gain (Loss) from Trading
Futures Contracts	Realized	Change in Unrealized	Number of Contracts Closed
Energy	$(7,152,831)	$(346,351)	$37,924
Grains	(3,746,265)	435,816	11,686
Interest Rate	12,727,718	(2,235,600)	126,671
Livestock	(654,870)	1,830	1,009
Metals	(5,987,156)	265,544	11,597
Softs	1,404,614	(234,355)	4,633
Stock Index	1,048,452	235,909	81,686
Total Futures Contracts	(2,300,338)	(2,390,295)	275,203
Swap Contracts	-	1,825,200
Forward Currency Contracts	(6,402,153)	177,439

LoCorr Long/Short Commodities Strategy Fund Year Ended December 31, 2012
	Gain (Loss) from Trading
	Realized	Change in Unrealized	Number of Contracts Closed
Swap Contracts	-	$(166,344)

The average monthly notional amount of long and short futures, forward currency contracts and swap contracts during the year ended December 31, 2012 for the LoCorr Managed Futures Strategy Fund and LoCorr Long/Short Commodities Strategy Fund were as follows:

LoCorr Managed Futures Strategy Fund
	Average Monthly Notional Amount
	Long Derivatives	Short Derivatives
Futures Contracts	$2,400,178,805	$188,484,522
Forward Currency Contracts	$1,490,318,122	$1,514,569,180

There were no changes to the notional amounts of the total return swap contracts held by the Funds from the effective date, December 20, 2012, to December 31, 2012, as noted on each Fund’s consolidated schedule of swap contracts.

Please refer to the Funds’ prospectus for a full listing of risks associated with these investments.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, during the year ended December 31, 2012, were $219,140,465 and $70,817,306, respectively, for the LoCorr Managed Futures Strategy Fund and were $5,331,887 and $287,517, respectively, for the LoCorr Long/Short Commodities Strategy Fund. Purchases and sales of government securities during the year ended December 31, 2012 aggregated $36,853,261 and $28,865,933, respectively, for the LoCorr Managed Futures Strategy Fund and aggregated $5,107,757 and $2,415,703, respectively, for the LoCorr Long/Short Commodities Strategy Fund.

5. Management Fees and Other Transactions with Affiliates

The Funds have a Management Agreement with the Adviser, with whom certain officers and Trustees of the Funds are affiliated, to furnish investment advisory services to the Funds. Pursuant to a Management Agreement between the Funds and the Adviser, the Adviser is entitled to receive, on a monthly basis, an annual advisory fee equal to 1.50% of the Funds’ average daily net assets. Pursuant to a sub-advisory agreement between the Adviser and Nuveen Asset Management, LLC related to the LoCorr Managed Futures Strategy Fund, and the Adviser and Galliard Capital Management, Inc. related to the LoCorr Long/Short Commodities Strategy Fund, (individually a “Sub-Adviser” and collectively the “Sub-Advisers”), the Sub-Advisers are entitled to receive, on a monthly basis, an annual sub-advisory fee on the fixed income portion of the Funds’ average daily net assets up to 0.18% based on the balance of sub-advised assets. The Sub-Advisers are paid by the Adviser, not the Fund. As of December 31, 2012, the LoCorr Managed Futures Strategy Fund and the LoCorr Long/Short Commodities Strategy Fund incurred $4,658,182 and $80,503, respectively, in advisory fees and owed the Adviser $506,131 and $25,403, respectively.

LoCorr Investment Trust - Notes to the Consolidated Financial Statements (continued) | 37

The Funds’ Adviser has contractually agreed to waive management fees and/or reimburse the Funds for expenses it incurs but only to the extent necessary to maintain the Funds’ total annual operating expenses after fee waiver and/or reimbursement (excluding taxes, any Rule 12b-1 distribution and/or servicing fees, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, indirect expenses, expenses of other investment companies in which the Funds may invest, or extraordinary expenses such as litigation, and inclusive of organizational costs incurred prior to the commencement of operations) at 1.95% of the average daily net assets of each share class. Management excludes the expenses of the Partnership from the calculation described previously. Any waiver or reimbursement is subject to repayment by the Funds within the three fiscal years following the fiscal year in which the expenses occurred, if the Funds are able to make the repayment without exceeding their current expense limitations and the repayment is approved by the Board of Trustees. The organizational and offering costs are subject to repayment by the Funds. During the year ended December 31, 2012, the Adviser recovered $173,141 of its fees related to the LoCorr Managed Futures Strategy Fund. As of December 31, 2012, there are no additional fees subject to recovery for the LoCorr Managed Futures Strategy Fund. The Adviser waived $210,108 of its fees related to the LoCorr Long/Short Commodities Strategy Fund which are subject to repayment on or before December 31, 2015.

The Limited Partnership Agreement of the Partnership provides that the General Partner receives a monthly management fee (accrued daily) in respect of each Limited Partner in an amount ranging from 1/12 of 0% to 1/12 of 2% of the Target Trading Level of such Limited Partner’s capital account at the beginning of the month prorated for partial months and adjusted for daily subscriptions and withdrawals (the “Management Fee”). The Management Fee is paid to the General Partner in arrears as of each month-end and is calculated prior to reduction for any withdrawals, profits and losses during the month, any accrued Profit Share (as defined below) or the Management Fee then being calculated. As of December 31, 2012, the General Partner of the Partnership was paid $4,619,714 in Management Fees.

“Target Trading Level,” for purposes of calculating Management Fees, means four times the net asset value of such Limited Partner’s capital account at the beginning of the month, adjusted for subscriptions and withdrawals during the month, irrespective of any day-to-day changes in the actual trading level of the Partnership or intra-month profit of loss attributable to a Limited Partner’s capital account. Since the Management Fee is based on the Target Trading Level, as described above, and not net assets or the level at which Partnership assets may actually be traded at any particular time, a 2% per annum Management Fee on the Target Trading Level calculates to an annualized 8% per annum Management Fee based on the Partnerships’ beginning of the month net assets, prorated for partial months and adjusted for daily subscriptions and withdrawals.

The Partnership Agreement provides that the General Partner is allocated a profit share of allocation ranging from 0% to 20% of Trading Profits (as defined in the Limited Partnership Agreement) that is deducted from the Limited Partners’ capital accounts and added to the General Partner’s capital account. However, for Limited Partners’ withdrawals during the period, the General Partner profit share allocation calculation shall be computed as though the withdrawal date was at the end of the period. For the year ended December 31, 2012, there was no profit share allocation.

The General Partner may waive, reduce or rebate its management fee or profit share allocation (or adjust the frequency of the profit share allocation) in respect of any Limited Partner without entitling any other Limited Partner to a similar waiver, reduction, rebate or adjustment.

The Fund has entered into a 12b-1 distribution agreement with Quasar Distributors, LLC (“Quasar”). Class A and Class C shareholders pay Rule 12b-1 fees to Quasar at the annual rate of 0.25% and 1.00%, respectively, of average daily net assets. Class I shareholders pay no 12b-1 fees.

6. Fund Shares

At December 31, 2012, there were an unlimited number of shares of beneficial interest authorized. The following table summarizes the activity in shares and dollar amounts applicable to each class of the Funds:

LoCorr Managed Futures Strategy Fund – Class A
	For the Year Ended December 31, 2012		For the Period Ended December 31, 20111
	Shares	Amount	Shares	Amount
Shares Sold	16,673,873	$149,055,259	7,989,613	$76,312,992
Shares Redeemed	(3,527,192)	(31,265,302)	(335,039)	(3,147,306)
Dividends Reinvested	4,170	36,572	-	-
Redemption Fees	-	3,627	-	2,847
	13,150,851	$117,830,156	7,654,574	$73,168,533
Beginning Shares	7,664,574		10,000
Ending Shares	20,815,425		7,664,574

LoCorr Managed Futures Strategy Fund – Class C
	For the Year Ended December 31, 2012		For the Period Ended December 31, 20112
	Shares	Amount	Shares	Amount
Shares Sold	6,352,123	$56,157,775	4,158,458	$39,851,440
Shares Redeemed	(1,556,670)	(13,589,975)	(58,325)	(550,168)
Dividends Reinvested	1,901	16,448	-	-
Redemption Fees	-	37	-	119
	4,797,354	$42,584,285	4,100,133	$39,301,391
Beginning Shares	4,100,133		-
Ending Shares	8,897,487		4,100,133

38 | LoCorr Investment Trust - Notes to the Consolidated Financial Statements (continued)

LoCorr Managed Futures Strategy Fund – Class I
	For the Year Ended December 31, 2012		For the Period Ended December 31, 20112
	Shares	Amount	Shares	Amount
Shares Sold	10,460,207	$93,936,967	9,998,312	$96,190,224
Shares Redeemed	(4,529,051)	(40,225,733)	(248,926)	(2,355,098)
Dividends Reinvested	2,685	23,652	-	-
Redemption Fees	-	9,622	-	1,959
	5,933,841	$53,744,508	9,749,386	$93,837,085
Beginning Shares	9,749,386		-
Ending Shares	15,683,227		9,749,386

1	Class A commenced operations on March 22, 2011.
2	Class C and Class I commenced operations on March 24, 2011.

LoCorr Long/Short Commodities Strategy Fund – Class A
	For the Year Ended December 31, 2012
	Shares	Amount
Shares Sold	403,443	$ 3,762,552
Shares Redeemed	(19,708)	(172,315)
Redemption Fees	-	22
	383,735	$ 3,590,259
Beginning Shares	-
Ending Shares	383,735

LoCorr Long/Short Commodities Strategy Fund – Class C
	For the Year Ended December 31, 2012
	Shares	Amount
Shares Sold	198,978	$ 1,779,954
Shares Redeemed	(5,328)	(45,420)
Redemption Fees	-	49
	193,650	$ 1,734,583
Beginning Shares	-
Ending Shares	193,650

LoCorr Long/Short Commodities Strategy Fund – Class I
	For the Year Ended December 31, 2012
	Shares	Amount
Shares Sold	961,026	$ 8,973,797
Shares Redeemed	(200,887)	(1,736,963)
Redemption Fees	-	378
	760,139	$ 7,237,212
Beginning Shares	-
Ending Shares	760,139

LoCorr Investment Trust - Notes to the Consolidated Financial Statements (continued) | 39

7. Federal Tax Information

At December 31, 2012, the components of accumulated earnings (losses) on a tax basis were as follows:

LoCorr Managed Futures Strategy Fund

Year Ended December 31, 2012
Cost of investments	$313,595,765
Gross unrealized appreciation	$3,869,754
Gross unrealized depreciation	(116,475)
Net unrealized depreciation	$3,753,279
Undistributed ordinary income	$-
Undistributed long-term capital gains	79,374
Total distributable earnings	$79,374
Other accumulated losses	$(1,838,884)
Total accumulated earnings/(losses)	$1,993,769

LoCorr Long/Short Commodities Strategy Fund

Year Ended December 31, 2012
Cost of investments	$9,148,214
Gross unrealized appreciation	$57,594
Gross unrealized depreciation	(2,347)
Net unrealized appreciation	$55,247
Undistributed ordinary income	$-
Undistributed long-term capital gains	-
Total distributable earnings	$-
Other accumulated losses	$(166,344)
Total accumulated losses	$(111,097)

On the consolidated statement of assets and liabilities, the following reclassifications were made to the components of the net assets as of December 31, 2012:

	Accumulated Net	Accumulated Net
	Investment Loss	Realized Gain on Investments	Paid-in Capital
LoCorr Managed Futures Strategy Fund	$10,727,886	$13,547,138	$(24,275,024)

	Accumulated Net	Accumulated Net
	Investment Loss	Realized Gain on Investments	Paid-in Capital
LoCorr Long/Short Commodities Strategy Fund	$97,535	$1,163,156	$(1,260,691)

40 | LoCorr Investment Trust - Consolidated Expense Example Excluding Non-Controlling Interest

Consolidated Expense Example Excluding
Non-Controlling Interest
December 31, 2012 (Unaudited)

As a shareholder of a mutual fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; redemption fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees and other Fund expenses.

This Example is intended to help you understand your ongoing costs (in dollars) of investing in each of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2012 through December 31, 2012).

Actual Expenses

The actual return columns in the following table provide information about account values based on actual returns and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The only transaction fees you may be required to pay are for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent. These fees are assessed on all accounts, as applicable. If you request that a redemption be made by wire transfer, currently the Funds’ transfer agent charges a $15.00 fee. The Funds’ transfer agent charges a transaction fee of $25.00 on returned checks and stop payment orders. If you paid a transaction fee, you would add the fee amount to the expenses paid on your account this period to obtain your total expenses paid.

Hypothetical Example for Comparison Purposes

The hypothetical return columns in the following table provide information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A transaction fee of $15.00 may be assessed on outgoing wire transfers and a transaction fee of $25.00 may be assessed on returned checks and stop payment orders. To include this fee in the calculation, you would add the estimated transaction fee to the hypothetical expenses shown in the table. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect the transaction fees discussed above. Therefore, those columns are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Actual vs. Hypothetical Returns
Actual vs. Hypothetical Returns for the Six Months Ended December 31, 2012 (Unaudited)

	Fund’s Annualized Consolidated Expense Ratio1	Beginning Account Value 7/1/2012	Ending Account Value 12/31/2012	Consolidated Expenses Paid During Period1,2
LoCorr Managed Futures Strategy Fund – Class A
Actual	4.78%	$1,000.00	$996.80	$24.01
Hypothetical3	4.78%	$1,000.00	$1,001.09	$24.06
LoCorr Managed Futures Strategy Fund – Class C
Actual	5.59%	$1,000.00	$992.20	$27.97
Hypothetical3	5.59%	$1,000.00	$997.05	$28.04
LoCorr Managed Futures Strategy Fund – Class I
Actual	4.68%	$1,000.00	$998.00	$23.53
Hypothetical3	4.68%	$1,000.00	$1,001.59	$23.57

1 Consolidated expenses ratios and consolidated expenses does not include non-controlling interest.
2 Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184 days and divided by 366 to reflect the period of July 1, 2012 through December 31, 2012.
3 Hypothetical assumes a 5% return.

LoCorr Investment Trust - Consolidated Expense Example Excluding Non-Controlling Interest | 41

	Fund’s Annualized Consolidated Expense Ratio	Beginning Account Value 7/11/2012	Ending Account Value 12/31/2012	Consolidated Expenses Paid During Period1
LoCorr Long/Short Commodities Strategy Fund – Class A
Actual	2.20%	$1,000.00	$885.70	$10.43
Hypothetical2	2.20%	$1,000.00	$1,014.08	$11.14
LoCorr Long/Short Commodities Strategy Fund – Class C
Actual	2.95%	$1,000.00	$882.90	$13.96
Hypothetical2	2.95%	$1,000.00	$1,010.31	$14.91
LoCorr Long/Short Commodities Strategy Fund – Class I
Actual	1.95%	$1,000.00	$885.80	$9.24
Hypothetical2	1.95%	$1,000.00	$1,015.33	$9.88

1 Consolidated expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184 days and divided by 366 to reflect the period of July 1, 2012 through December 31, 2012.
2 Hypothetical assumes a 5% return.

42 | Audit Opinion - LoCorr Investment Trust

Report of Independent Registered
Public Accounting Firm

To the Shareholders and Board of Trustees
LoCorr Investment Trust

We have audited the accompanying consolidated statements of assets and liabilities, including the consolidated schedules of investments and swap contracts, of LoCorr Investment Trust, comprising LoCorr Managed Futures Strategy Fund and LoCorr Long/Short Commodities Strategy Fund (the “Funds”), as of December 31, 2012, and the related consolidated statements of operations for the year then ended, and the consolidated statements of changes in net assets, and the consolidated financial highlights for each of the periods presented in the period then ended. These consolidated financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the consolidated financial statements and financial highlights based on our audits. We did not audit the 2011 financial statements of Millburn Diversified Plus L.P., which statements reflect total net assets constituting 25.7% of the related consolidated total as of December 31, 2011. Those statements were audited by other auditors whose report has been furnished to us, and our opinion, insofar as it relates to the amounts included for Millburn Diversified Plus L.P., as of December 31, 2011, and for the period then ended, is based solely on the report of the other auditors.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits and the report of the other independent registered public accounting firm provide a reasonable basis for our opinion.

In our opinion, based on our audits and the report of the other independent registered public accounting firm, the consolidated financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the funds constituting LoCorr Investment Trust as of December 31, 2012, and the results of their operations, changes in their net assets, and the consolidated financial highlights for the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.

Cleveland, Ohio
March 14, 2013

Notice of Privacy Policy & Practices | 43

Notice of Privacy Policy & Practices
(Unaudited)

Your privacy is important to us. The Funds are committed to maintaining the confidentiality, integrity, and security of your personal information. When you provide personal information, the Funds believe that you should be aware of policies to protect the confidentiality of that information.

The Funds collect the following nonpublic personal information about you:

● Information we receive from you on or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income, and date of birth; and

● Information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payments history, parties to transactions, cost basis information, and other financial information.

The Funds do not disclose any nonpublic personal information about our current or former shareholders to affiliated or nonaffiliated third parties, except as permitted by law. For example, the Funds are permitted by law to disclose all of the information we collect, as described above, to our transfer agent to process your transactions. Furthermore, the Funds restrict access to your nonpublic personal information to those persons who require such information to provide products or services to you. The Funds maintain physical, electronic, and procedural safeguards that comply with applicable federal and state standards to guard your nonpublic personal information.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with affiliated or non-affiliated third parties.

Quarterly Form N-Q portfolio Schedule
(Unaudited)

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Additionally, you may obtain copies of Forms N-Q from the Funds upon request by calling 1-855-523-8637.

Proxy voting Policies, Procedures and Record
(Unaudited)

You may obtain a description of the Funds’ (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how the Funds voted any proxies related to portfolio securities during the most recent 12-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting the Funds directly at 1-855-523-8637, or on the EDGAR Database on the SEC’s website (http://www.sec.gov).

44 | Independent Trustees/Interested Trustees and Officers (Unaudited)

Independent Trustees
Name, Address and Age	Position/Term of Office1	Principal Occupation During the Past 5 Years	Number of Portfolios in Fund Complex2 Overseen by Trustee	Other Directorships held by Trustee During the Past 5 Years
Michael T. Ayres Year of Birth: 1959	Trustee/ January 2011 to present	Chief Operating Officer of Oppidan Investment Company (commercial real estate development), March 1999 to present.	2	None
Ronald A. Tschetter Year of Birth: 1941	Trustee/ January 2011 to present	Mr. Tschetter is presently retired from his principal occupations; Director of the U.S. Peace Corps, September 2006 to January 2009; President of D.A. Davidson & Co. (broker/dealer) May 2004 to September 2006.	2	None
James W. Morton Year of Birth: 1939	Trustee/ January 2011 to present	Chairman of the Board, Fidelity Bank (community bank), 2008 to present, President 1978 to 2008.	2	None
Mark Thompson Year of Birth: 1959	Trustee/ December 2011 to present	Chairman and Chief Manager, Riverbridge Partners, LLC (investment management), 1987 to present.	2	None

Interested Trustees and Officers
Name, Address and Age	Position/Term of Office1	Principal Occupation During the Past 5 Years	Number of Portfolios in Fund Complex2 Overseen by Trustee	Other Directorships held by Trustee During the Past 5 Years
Jon C. Essen3 Year of Birth: 1963	Treasurer, Secretary, Chief Compliance Officer/January 2011 to present; Trustee/ November, 2010 to present	Chief Operating Officer and Chief Compliance Officer of LoCorr Fund Management, LLC, November 2010 to present; Senior Vice President, Chief Operating Officer and Registered Representative of Octavus Group, LLC (broker/dealer), April 2008 to present; Chief Operating Officer of Hennessey Financial, LLC (commercial finance), May 2002 to April 2008.	2	None
Kevin M. Kinzie4 Year of Birth: 1956	President, Trustee/ January 2011 to present	Chief Executive Officer of LoCorr Fund Management, LLC, November 2010 to present; President and Chief Executive Officer of Octavus Group, LLC (broker/dealer), March 2002 to present.	2	None

1The term of office for each Trustee listed above will continue indefinitely.
2The term “Fund Complex” refers to the LoCorr Investment Trust.
3Mr. Essen is an interested Trustee because he is an officer of the Fund’s Adviser.
4Mr. Kinzie is an interested Trustee because he is an officer and indirect controlling interest holder of the Fund’s Adviser.

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Contact Information | 47

To learn more about managed futures or
the LoCorr Managed Futures Strategy Fund
call 1.855.LCFUNDS (1.855.523.8637)
or visitwww.LoCorrFunds.com

LoCorr FUNDS

LoCorr Fund Management, LLC
261 School Avenue, 4th Floor
Excelsior, MN 55331
PHONE: 952.513.8195
FAX: 952.767.2926
www.LoCorrFunds.com

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is Incorporated by reference. See Item 12(a)(1).

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that it does not have an audit committee financial expert serving on its audit committee.  At this time, the registrant believes that the experience provided by each member of the audit committee together offers the registrant adequate oversight for the registrant’s level of financial complexity.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past fiscal year.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  The following table details the aggregate fees billed or expected to be billed for the last fiscal year for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 12/31/2012	FYE 12/31/2011
Audit Fees	$47,500	$33,500
Audit-Related Fees	$0	$0
Tax Fees	$11,000	$5,500
All Other Fees	$0	$0

The Audit Committee has adopted pre-approval policies and procedures that require the Audit Committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Cohen Fund Audit Services applicable to non-audit services pursuant to waiver of pre-approval requirement was as follows:

	FYE 12/31/2012	FYE 12/31/2011
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last year.  The Audit Committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 12/31/2012	FYE 12/31/2011
Registrant	$0	$0
Registrant’s Investment Adviser	$0	$0

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There has been no material change to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a)
The Registrant’s Principal Executive Officer and Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit.

Incorporated by reference to previous Form N-CSR filing, filed April 27, 2012.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable to registrant.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  LoCorr Investment Trust

By (Signature and Title)* /s/ Kevin Kinzie
   Kevin Kinzie, President
   Principal Executive Officer

Date  3/20/2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Kevin Kinzie
   Kevin Kinzie, President
   Principal Executive Officer

Date  3/20/2013

By (Signature and Title)* /s/ Jon Essen
   Jon Essen, Treasurer
   Principal Financial Officer

Date  3/19/2013

* Print the name and title of each signing officer under his or her signature.